UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number : 811-22436

EntrepreneurShares Series Trust

(Exact name of registrant as specified in charter)

175 Federal Street, Suite #875

Boston, MA 02110

(Address of principal executive offices) (Zip code)

Dr. Joel M. Shulman

175 Federal Street, Suite #875

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-617-917-2605

Date of fiscal year end: June 30

Date of reporting period: June 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

EntrepreneurShares Series Trust™

ERShares Global Entrepreneurs (ENTIX)

ERShares US Small Cap (IMPAX)

Annual Report

June 30, 2023

175 Federal Street
Suite 875
Boston, MA 02110
Toll Free: 877-271-8811

Management Discussion of Fund Performance
(Unaudited)

August 17, 2023

Dear Shareholders:

We are enclosing the report for results covering the fiscal period July 1, 2022 through June 30, 20231. We note that our performance is not symmetrical or consistent through the year, with quarters in the past couple of years varying considerably from period to period. We note that the interpretation of results is best measured over an extended period, especially as measured against a consistent benchmark.

The objective of this letter is to provide our shareholders an informative review of our funds’ performance, present comparison of each fund’s performance vs. appropriate benchmarks, and discuss each fund’s top performing sector. This letter addresses our two mutual funds; ERShares Global Fund, and ERShares US Small Cap Fund. The Trust also includes two ETFs; these are separately covered in their own Annual Report. Overall, all funds have positive annual returns, mainly brought on by the strong rally in US markets in 2023 based on the market’s premise that the FED has achieved peak rates in its war against uncontrollable inflation.

Several key factors need to be addressed. First, our models work best during periods of market appreciation and low volatility. Our historical above-average Up-Capture suggests that when markets rise, our Entrepreneurial stocks tend to rise faster. The corollary also tends to hold true: our above average Down-Capture suggests that during periods of market decline our Entrepreneurial stocks tend to fall faster than peer benchmarks. The period July 1, 2022 through June 30, 2023 included periods with extreme movements in both directions. Our funds performed as expected during these periods, though with more volatility due to volatile interest rates. If our funds were evaluated during a Calendar year, investors would have an entirely different interpretation of results.

An important distinguishing characteristic of our strategy is that many of our alpha-generating Entrepreneurial stocks tend to fall in the Growth and High Beta classification. This includes a handful of sectors with most stocks residing within the Information Technology, Consumer Discretionary, Communication Services and Health Care sectors. When equity markets favor these sectors or Growth and High Beta stocks, our Entrepreneur portfolios tend to out-perform the markets over that time period. The opposite also holds true.

ERShares Global Fund

ERShares Global Fund (“ENTIX”) is one of the two mutual funds. ENTIX is benchmarked against the MSCI World Index (Net)2. During the last fiscal period, ENTIX performed 12.76% vs. 18.51%, respectively. The ERShares Global Fund top performing sectors for the period were Information Technology, Consumer Staples and Materials. The Fund’s performance vs. the benchmark for the period was 34.20% vs. 39.95%, 32.64% vs. 7% and 25.01% vs. 14.90%, respectively. The ERShares Global Fund’s worst performing sectors were Energy, Industrials and Real Estate. The Fund’s performance vs the benchmark for the period was -1.25% vs. 14.01%, -0.10% vs. -26.74%, and 1.05% vs. -3.77%, respectively.

[1]	Performance Source: Bloomberg and Fund Administration records

[2]	Reflects no deduction for fees, expenses or taxes. MSCI publishes two versions of this index reflecting the reinvestment of dividends using two different methodologies: gross dividends and net dividends. The Fund believes that the net dividends version better reflects the returns U.S. investors might expect were they to invest directly in the component securities of the index.

Management Discussion of Fund Performance
(Unaudited) (Continued)

ERShares US Small Cap Fund

ERShares US Small Cap Fund (“IMPAX”) is one of the two mutual funds. IMPAX is benchmarked against the Russell 2000 Index. During the last fiscal period, IMPAX performed 18.86% vs. 12.31%, respectively.

The ERShares US Small Cap Fund top performing sectors for the period were Consumer Staples, Information Technology and Health Care. The Fund’s performance vs. the benchmark for the period was 94.29% vs. 21.25%, 38.56% vs. 21.48%, and 23.18% vs. 18.57, respectively. The ERShares US Small Cap Fund’s worst performing sectors for the period were Energy, Financials and Real Estate. The Fund’s performance vs. the benchmark for the period was -10.79% vs. 20.82%, -4.82% vs. 5.07%, and 3.50% vs. 25.55%, respectively.

In this past fiscal year, we note that our relative performance is not consistent across strategies. We had underperformance as measured against our benchmark in the Global fund, while we had overperformance in the US Small Cap fund. The difference in consistency can be attributed to the strong rally in the US markets in 2023 which benefitted US domiciled stocks. We note that when our Fund performance is viewed on a calendar year basis or over an extended time period, different interpretations would follow. We continue to provide evidence that our Entrepreneur Model works over an extended period and extend our gratitude to all of our shareholders for continued support. We look forward to sharing more updates with you in the future.

Sincerely,

Joel Shulman Ph.D., CFA

Founder and Chief Investment Officer

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-271-8811 or visiting www.ershares.com.

Investors should consider carefully the investment objectives, risks, and charges and expenses before investing. For a full prospectus which contains this and other information about the Funds offered by EntrepreneurShares, call 1-877-271-8811. Please read the full prospectus carefully before investing. The Mutual Funds and ETFs are distributed by Vigilant Distributors, LLC.

The ERShares Global Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. The ERShares US Small Cap Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The funds are exposed to common stock risk. Common stock prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions. Additional risks are detailed in the prospectus.

The MSCI The World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The S&P 500 Total Return Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Returns assume the reinvestments of all dividends.

Management Discussion of Fund Performance
(Unaudited) (Continued)

The Russell 2000 Index measures the performance of the small-cap segment of the US equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index, as of the most recent reconstitution. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

Index performance does not represent actual fund or portfolio performance and such performance does not reflect the actual investment experience of any investor. An investor cannot invest directly in an index.

Diversification does not guarantee a profit or assure against a loss.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

ERShares Global Entrepreneurs

INVESTMENT RESULTS (Unaudited)

Comparison of the Growth of a $10,000 Investment in the ERShares Global Entrepreneurs – Institutional Class and the MSCI World Index (Net) (Unaudited)

This chart assumes an initial gross investment of $10,000 made in the Institutional Class on June 30, 2013 and held through June 30, 2023. Returns shown include the reinvestment of all dividends but do not reflect the deduction of taxes that a shareholder would pay on ERShares Global Entrepreneurs (“Global Fund”) distributions or the redemption of Global Fund shares. In the absence of fee waivers and reimbursements, total returns would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Total returns would have been lower had the expenses not been waived or absorbed/recovered by Seaport Global Advisors, LLC. The Global Fund’s total gross and net operational expenses, including underlying funds, were 1.06% and 0.99%, respectively, per the October 28, 2022 prospectus.

MSCI World Index (Net) – A free float-adjusted market capitalization weighted index that is designed to measure the equity performance of developed markets. Returns assume the reinvestments of all dividends. Investors cannot invest directly in an index.

Average Annual Total Returns as of June 30, 2023

	One Year	Five Year	Ten Year
ERShares Global Entrepreneurs – Institutional Class	12.76%	1.71%	6.61%
MSCI World Index (Net)	18.51%	9.07%	9.50%

ERShares US Small Cap

INVESTMENT RESULTS (Unaudited)

Comparison of the Growth of a $10,000 Investment in the ERShares US Small Cap – Institutional Class and the Russell 2000 Total Return Index and the S&P Small Cap 600 Index (Unaudited)

This chart assumes an initial gross investment of $10,000 made in the Institutional Class on December 17, 2013 (commencement of operations of the ERShares US Small Cap (“US Small Cap Fund”)) and held through June 30, 2023. Returns shown include the reinvestment of all dividends but do not reflect the deduction of taxes that a shareholder would pay on US Small Cap Fund distributions or the redemption of US Small Cap Fund shares. In the absence of fee waivers and reimbursements, total returns would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Total returns would have been lower had Capital Impact Advisors, LLC not waived its fees and reimbursed a portion of the US Small Cap Fund’s expenses. The US Small Cap Fund’s total gross and net operational expenses, including underlying funds, were 0.89% and 0.86%, respectively, per the October 28, 2022 prospectus.

Russell 2000 Total Return Index – A subset of the Russell 3000® Total Return Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

S&P SmallCap 600 Index – An index that covers roughly the small-cap range of US stocks, using a capitalization-weighted index.

Returns assume the reinvestments of all dividends. Investors cannot invest directly in an index.

Average Annual Total Returns as of June 30, 2023

			Since
			Inception
	One Year	Five Year	(12/17/2013)
ERShares US Small Cap – Institutional Class	18.86%	2.28%	7.64%
Russell 2000 Total Return Index	12.31%	4.21%	7.08%
S&P SmallCap 600 Index	9.75%	5.22%	8.47%

ERShares Global Entrepreneurs

FUND HOLDINGS (Unaudited)

Schedule of Investments Summary Table(1)

as of June 30, 2023 (Unaudited)

Sector	% of Net Assets
Communications	13.23%
Consumer Discretionary	14.52%
Consumer Staples	3.84%
Energy	3.04%
Financials	5.53%
Health Care	14.74%
Industrials	2.78%
Materials	2.48%
Real Estate	1.69%
Technology	32.17%
Money Market Funds	8.80%
Liabilities in Excess of Other Assets	-2.82%
100.00%

ERShares US Small Cap

FUND HOLDINGS (Unaudited)

Schedule of Investments Summary Table(1)

as of June 30, 2023 (Unaudited)

Sector	% of Net Assets
Communications	4.73%
Consumer Discretionary	11.79%
Consumer Staples	4.46%
Energy	5.71%
Financials	5.84%
Health Care	27.67%
Industrials	7.45%
Materials	1.86%
Real Estate	2.33%
Technology	24.78%
Money Market Funds	10.12%
Liabilities in Excess of Other Assets	-6.74%
100.00%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

ERShares Global Entrepreneurs

SCHEDULE OF INVESTMENTS
June 30, 2023

	Shares	Fair Value
Common Stocks — 94.02%
Argentina — 1.11%
Consumer Discretionary — 1.11%
MercadoLibre, Inc.(a)	470	$556,762
Total Argentina		556,762

Australia — 3.89%
Communications — 0.49%
SEEK Ltd.	17,067	246,900

Consumer Discretionary — 0.70%
Flight Centre Travel Group Ltd.(a)	27,630	350,574

Health Care — 0.81%
Telix Pharmaceuticals Ltd.(a)	54,451	406,914

Materials — 0.48%
Fortescue Metals Group Ltd.	16,278	240,473

Technology — 1.41%
Technology One Ltd.	33,491	349,097
WiseTech Global Ltd.	6,656	353,812
		702,909
Total Australia		1,947,770

Bermuda — 0.73%
Consumer Discretionary — 0.18%
Luk Fook Holdings International Ltd.	35,753	91,481

Financials — 0.55%
Enstar Group, Ltd.(a)	1,130	275,991
Total Bermuda		367,472

Canada — 4.28%
Communications — 0.56%
Shopify, Inc., Class A(a)	4,303	277,974

Consumer Discretionary — 1.28%
Linamar Corp.	3,416	179,525
Richelieu Hardware Ltd.	9,152	289,469
Spin Master Corp.	6,344	167,851
		636,845

The accompanying notes are an integral part of these financial statements.

ERShares Global Entrepreneurs

SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

	Shares	Fair Value
Common Stocks (continued)
Canada (continued)
Energy — 0.31%
Vermilion Energy, Inc.	12,520	$155,874

Financials — 0.70%
Fairfax Financial Holdings Ltd.	301	225,464
Onex Corp.	2,259	124,773
		350,237
Materials — 0.23%
First Majestic Silver Corp.	7,868	44,486
First Quantum Minerals Ltd.	3,033	71,753
		116,239
Real Estate — 0.55%
FirstService Corp.	767	118,125
Mainstreet Equity Corp.(a)	1,548	155,124
		273,249
Technology — 0.65%
Topicus.com, Inc.(a)	4,025	330,117
Total Canada		2,140,535

Cayman Islands — 2.85%
Consumer Discretionary — 1.80%
NagaCorp Ltd.(a)	667,144	351,620
Yadea Group Holdings Ltd.	243,004	552,620
		904,240
Financials — 0.42%
FinVolution Group - ADR	23,252	106,959
Value Partners Group Ltd.	335,995	105,909
		212,868
Health Care — 0.06%
Essex Bio-Technology Ltd.	62,000	28,405

Materials — 0.57%
Xinyi Glass Holdings Ltd.	181,986	283,336
Total Cayman Islands		1,428,849

China — 3.25%
Communications — 0.56%
Bilibili, Inc. - ADR(a)(b)	9,452	142,725
Weimob, Inc.(a)	274,851	133,286
		276,011

The accompanying notes are an integral part of these financial statements.

ERShares Global Entrepreneurs

SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

	Shares	Fair Value
Common Stocks (continued)
China (continued)
Consumer Discretionary — 0.90%
Bosideng International Holdings, Ltd.	444,476	$187,183
NIO, Inc. - ADR(a)(b)	16,713	161,950
NIU Technologies - ADR(a)	25,812	102,732
		451,865
Energy — 0.35%
Daqo New Energy Corp. - ADR(a)	4,406	174,918

Financials — 0.42%
Futu Holdings Ltd. - ADR(a)(b)	5,350	212,609

Health Care — 0.61%
BeiGene Ltd. - ADR(a)	1,114	198,626
Sino Biopharmaceutical Ltd.	240,917	104,840
		303,466
Technology — 0.41%
Kingsoft Corp. Ltd.	51,538	202,903
Total China		1,621,772

Denmark — 1.10%
Health Care — 0.61%
Genmab A/S(a)	819	309,693

Technology — 0.49%
Netcompany Group A/S(a)	5,870	242,958
Total Denmark		552,651

France — 0.96%
Communications — 0.16%
Ubisoft Entertainment S.A.(a)	2,880	81,334

Consumer Staples — 0.42%
Danone S.A. - ADR	17,169	211,007

Industrials — 0.38%
Teleperformance SE	1,124	188,212
Total France		480,553

The accompanying notes are an integral part of these financial statements.

ERShares Global Entrepreneurs

SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

	Shares	Fair Value
Common Stocks (continued)
Germany — 0.45%
Communications — 0.30%
Delivery Hero S.E.(a)	3,490	$153,878

Energy — 0.15%
VERBIO Vereinigte BioEnergie AG	1,823	73,306
Total Germany		227,184

Hong Kong — 0.74%
Industrials — 0.74%
Techtronic Industries Co. Ltd.	34,252	372,199
Total Hong Kong		372,199

Ireland — 1.83%
Health Care — 1.22%
Jazz Pharmaceuticals PLC(a)	4,910	608,692

Industrials — 0.61%
Cimpress PLC(a)	5,170	307,512
Total Ireland		916,204

Isle Of Man — 0.74%
Consumer Discretionary — 0.74%
Entain PLC	22,903	369,971
Total Isle Of Man		369,971

Israel — 1.91%
Communications — 0.45%
Wix.com Ltd.(a)	2,862	223,923

Energy — 0.45%
SolarEdge Technologies, Inc.(a)	844	227,078

Technology — 1.01%
Check Point Software Technologies Ltd.(a)	1,840	231,141
Radware Ltd.(a)	13,971	270,898
		502,039
Total Israel		953,040

The accompanying notes are an integral part of these financial statements.

ERShares Global Entrepreneurs

SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

	Shares	Fair Value
Common Stocks (continued)
Italy — 0.26%
Communications — 0.26%
Digital Bros SpA	6,448	$128,622
Total Italy		128,622

Japan — 0.36%
Communications — 0.36%
GMO internet, Inc.	9,504	181,152
Total Japan		181,152

Jersey — 0.54%
Communications — 0.54%
Gambling.com Group Ltd.(a)	26,618	272,568
Total Jersey		272,568

Luxembourg — 0.54%
Communications — 0.54%
Spotify Technology SA(a)	1,676	269,082
Total Luxembourg		269,082

Netherlands — 0.25%
Technology — 0.25%
Adyen NV - ADR(a)(b)	7,109	122,915
Total Netherlands		122,915

Singapore — 1.18%
Communications — 0.49%
Sea Ltd. - ADR(a)	4,234	245,741

Consumer Staples — 0.69%
Wilmar International Ltd.	123,149	346,037
Total Singapore		591,778

Sweden — 1.63%
Communications — 0.10%
Embracer Group A.B.(a)	19,736	49,332

Consumer Discretionary — 1.08%
Evolution Gaming Group A.B.	4,269	540,587

The accompanying notes are an integral part of these financial statements.

ERShares Global Entrepreneurs

SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

	Shares	Fair Value
Common Stocks (continued)
Sweden (continued)
Financials — 0.37%
EQT A.B.	9,632	$185,215

Technology — 0.08%
Sinch A.B.(a)	17,102	38,610
Total Sweden		813,744

Switzerland — 1.35%
Consumer Discretionary — 0.37%
Cie Financiere Richemont SA	1,112	188,416

Financials — 0.33%
Partners Group Holding AG	174	163,617

Health Care — 0.33%
CRISPR Therapeutics AG(a)(b)	2,919	163,873

Technology — 0.32%
Sensirion Holding AG(a)	1,442	157,893
Total Switzerland		673,799

United Kingdom — 1.42%
Financials — 0.33%
Hargreaves Lansdown PLC	15,851	164,181

Health Care — 0.76%
Hikma Pharmaceuticals PLC	15,836	380,198

Materials — 0.33%
Antofagasta PLC	8,908	165,279
Total United Kingdom		709,658

United States — 62.65%
Communications — 8.42%
Airbnb, Inc., Class A(a)	2,744	351,671
Alphabet, Inc., Class A(a)	8,416	1,007,395
DISH Network Corp., Class A(a)(b)	10,784	71,067
Meta Platforms, Inc., Class A(a)	3,162	907,431
Omnicom Group, Inc.	4,723	449,394
Playtika Holding Corp.(a)	29,490	342,084
Roku, Inc.(a)	9,318	595,979

The accompanying notes are an integral part of these financial statements.

ERShares Global Entrepreneurs

SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

	Shares	Fair Value
Common Stocks (continued)
United States (continued)
Communications (continued)
Trade Desk, Inc. (The), Class A(a)	3,709	$286,409
ZoomInfo Technologies, Inc., Class A(a)	7,893	200,403
		4,211,833
Consumer Discretionary — 6.36%
Advance Auto Parts, Inc.	461	32,408
Amazon.com, Inc.(a)	13,306	1,734,570
Chipotle Mexican Grill, Inc.(a)	125	267,375
Copart, Inc.(a)	2,397	218,630
Starbucks Corp.	2,117	209,710
Tesla, Inc.(a)	517	135,335
TJX Companies, Inc. (The)	2,611	221,387
Ulta Beauty, Inc.(a)	763	359,064
		3,178,479
Consumer Staples — 2.73%
Constellation Brands, Inc., Class A	896	220,532
Costco Wholesale Corp.	206	110,906
e.l.f. Beauty, Inc.(a)	4,376	499,870
Inter Parfums, Inc.	1,046	141,451
Monster Beverage Corp.(a)	5,416	311,096
Walgreens Boots Alliance, Inc.	3,043	86,695
		1,370,550
Energy — 1.78%
Chesapeake Energy Corp.	2,138	178,907
Devon Energy Corp.	3,046	147,244
Enphase Energy, Inc.(a)	913	152,909
Kinder Morgan, Inc.	6,216	107,040
Valero Energy Corp.	1,535	180,055
W&T Offshore, Inc.(a)	31,701	122,683
		888,838
Financials — 2.41%
Apollo Global Management Inc.	3,459	265,686
BlackRock, Inc.	353	243,972
Capital One Financial Corp.	1,245	136,166
Charles Schwab Corp. (The)	2,297	130,194
Citizens Financial Group, Inc.	2,666	69,529
Icahn Enterprises, L.P.	64	1,858
Intercontinental Exchange, Inc.	2,264	256,013

The accompanying notes are an integral part of these financial statements.

ERShares Global Entrepreneurs

SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

	Shares	Fair Value
Common Stocks (continued)
United States (continued)
Financials (continued)
Pinnacle Financial Partners, Inc.	1,889	$107,012
		1,210,430
Health Care — 10.34%
Amedisys, Inc.(a)	2,535	231,800
Catalyst Pharmaceuticals, Inc.(a)	17,349	233,171
Danaher Corp.	3,047	731,279
Exelixis, Inc.(a)	13,947	266,527
Globus Medical, Inc., Class A(a)	5,403	321,695
HCA Healthcare, Inc.	1,930	585,717
Masimo Corp.(a)	2,336	384,389
Regeneron Pharmaceuticals, Inc.(a)	729	523,815
ResMed, Inc.	1,000	218,500
Royalty Pharma PLC, Class A	2,651	81,492
ShockWave Medical, Inc.(a)	590	168,392
Supernus Pharmaceuticals, Inc.(a)	4,596	138,156
United Therapeutics Corp.(a)	2,545	561,808
Universal Health Services, Inc., Class B	1,922	303,234
Vertex Pharmaceuticals, Inc.(a)	1,192	419,477
		5,169,452
Industrials — 1.05%
Cintas Corp.	262	130,235
Cognex Corp.	7,054	395,165
		525,400
Materials — 0.87%
Mosaic Co. (The)	6,691	234,185
Steel Dynamics, Inc.	1,824	198,688
		432,873
Real Estate — 1.14%
Alexandria Real Estate Equities, Inc.	1,632	185,216
Extra Space Storage, Inc.	1,602	238,458
Medical Properties Trust, Inc.(b)	15,835	146,632
		570,306
Technology — 27.55%
Apple, Inc.	8,772	1,701,505
Arista Networks, Inc.(a)	1,174	190,258
Bentley Systems, Inc.	6,102	330,911
Block, Inc., Class A(a)	4,792	319,003
CoStar Group, Inc.(a)	2,454	218,406
Crowdstrike Holdings, Inc., Class A(a)	1,735	254,819

The accompanying notes are an integral part of these financial statements.

ERShares Global Entrepreneurs

SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

	Shares	Fair Value
Common Stocks (continued)
United States (continued)
Technology (continued)
FleetCor Technologies, Inc.(a)	2,537	$636,990
Fortinet, Inc.(a)	4,097	309,692
Juniper Networks, Inc.	12,705	398,048
Microchip Technology, Inc.	9,583	858,541
Microsoft Corp.	3,869	1,317,550
MongoDB, Inc.(a)	701	288,104
Monolithic Power Systems, Inc.	401	216,632
NVIDIA Corp.	1,160	490,703
Oracle Corp.	7,777	926,163
Palo Alto Networks, Inc.(a)(b)	1,440	367,934
Paycom Software, Inc.	1,069	343,406
Salesforce.com, Inc.(a)	2,647	559,205
Snowflake, Inc.(a)	1,305	229,654
SS&C Technologies Holdings, Inc.	3,110	188,466
Super Micro Computer, Inc.(a)	871	217,097
Synopsys, Inc.(a)	928	404,060
Twilio, Inc., Class A(a)	12,055	766,940
Veeva Systems, Inc., Class A(a)	3,073	607,625
VMware, Inc., Class A(a)	5,603	805,096
Workday, Inc., Class A(a)	1,508	340,642
Zoom Video Communications, Inc., Class A(a)	1,997	135,556
Zscaler, Inc.(a)	2,411	352,729
		13,775,735
Total United States		31,333,896

Total Common Stocks (Cost $44,849,486)		47,032,176

The accompanying notes are an integral part of these financial statements.

ERShares Global Entrepreneurs

SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

	Shares	Fair Value
Money Market Funds — 8.80%
Invesco Government & Agency Portfolio, Class I, 5.06%(c)(d)	1,320,771	$1,320,771
Fidelity Investments Money Market Treasury Only Portfolio, Class I, 4.81%(c)	3,086,097	3,086,097

Total Money Market Funds (Cost $4,406,868)		4,406,868

Total Investments — 102.82% (Cost $49,256,354)		$51,439,044
Liabilities in Excess of Other Assets — (2.82)%		(1,412,897)
Net Assets — 100.00%		$50,026,147

(a)	Non-income producing security.

(b)	All or a portion of the security is on loan as of June 30, 2023. The total value of the securities on loan as of June 30, 2023 was $1,295,675.

(c)	Rate disclosed is the seven day effective yield as of June 30, 2023.

(d)	All or a portion of this security was purchased with cash proceeds from securities lending. Total collateral had a value of $1,320,771 See Note 2.

ADR - American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

ERShares US Small Cap

SCHEDULE OF INVESTMENTS
June 30, 2023

	Shares	Fair Value
Common Stocks — 96.62%
Communications — 4.73%
Cargurus, Inc.(a)	19,689	$445,562
Eventbrite, Inc., Class A(a)	67,204	641,798
HealthStream, Inc.	20,110	493,902
IMAX Corp.(a)	18,330	311,427
Match Group, Inc.(a)	25,628	1,072,532
Shutterstock, Inc.	11,442	556,882
World Wrestling Entertainment, Inc., Class A	3,784	410,450
Yelp, Inc.(a)	14,277	519,826
		4,452,379
Consumer Discretionary — 11.79%
1-800-Flowers.com, Inc., Class A(a)	43,428	338,738
2U, Inc.(a)	33,443	134,775
Arhaus, Inc.(a)(b)	44,384	462,925
AutoNation, Inc.(a)	3,555	585,189
Bloomin’ Brands, Inc.	34,051	915,631
Carriage Services, Inc.	32,581	1,057,905
Cheesecake Factory, Inc. (The)	19,199	663,901
Cinemark Holdings, Inc.(a)	32,215	531,548
DraftKings, Inc., Class A(a)	10,245	272,210
Funko, Inc., Class A(a)	45,323	490,395
GrowGeneration Corp.(a)	50,700	172,380
Liquidity Services, Inc.(a)	43,377	715,721
NIU Technologies - ADR(a)	27,756	110,469
OneWater Marine, Inc.(a)(b)	20,369	738,172
PC Connection, Inc.	6,691	301,764
RealReal, Inc. (The)(a)(b)	188,731	418,983
Rush Street Interactive, Inc.(a)	63,447	197,955
Shake Shack, Inc., Class A(a)	12,354	960,153
Signet Jewelers Ltd.	7,187	469,024
Sonic Automotive, Inc., Class A	11,755	560,361
Thor Industries, Inc.(b)	2,596	268,686
XPEL, Inc.(a)	8,634	727,155
		11,094,040
Consumer Staples — 4.46%
Chefs’ Warehouse, Inc. (The)(a)	18,978	678,653
e.l.f. Beauty, Inc.(a)	9,753	1,114,086
Five Below, Inc.(a)	1,565	307,585
Inter Parfums, Inc.	3,022	408,665
J&J Snack Foods Corp.	2,848	451,009

The accompanying notes are an integral part of these financial statements.

ERShares US Small Cap

SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

	Shares	Fair Value
Common Stocks (continued)
Consumer Staples (continued)
Utz Brands, Inc.	40,502	$662,613
Vita Coco Co., Inc. (The)(a)	21,360	573,943
		4,196,554
Energy — 5.71%
Ameresco, Inc., Class A(a)	19,293	938,219
Antero Resources Corp.(a)	32,497	748,406
Chesapeake Energy Corp.	8,227	688,435
Daqo New Energy Corp. - ADR(a)	1,900	75,430
Devon Energy Corp.	11,622	561,807
Liberty Energy, Inc., Class A	24,650	329,571
Matador Resources Co.	15,314	801,228
Vermilion Energy, Inc.	48,328	601,684
W&T Offshore, Inc.(a)	162,057	627,161
		5,371,941
Financials — 5.84%
B. Riley Financial, Inc.(b)	1,775	81,615
Customers Bancorp, Inc.(a)	5,054	152,934
Evercore, Inc., Class A	4,288	529,955
Futu Holdings Ltd. - ADR(a)(b)	4,743	188,487
Grid Dynamics Holdings, Inc.(a)	40,242	372,238
HCI Group, Inc.(b)	12,779	789,486
Houlihan Lokey, Inc.	2,901	285,197
Kinsale Capital Group, Inc.	1,786	668,321
Live Oak Bancshares, Inc.	5,631	148,152
Moelis & Co., A	6,092	276,211
Palomar Holdings, Inc.(a)	10,302	597,928
Pinnacle Financial Partners, Inc.	5,556	314,747
Preferred Bank	2,684	147,593
Robinhood Markets, Inc., Class A(a)	21,675	216,317
Stifel Financial Corp.	2,151	128,350
Triumph Bancorp, Inc.(a)	4,053	246,098
Trupanion, Inc.(a)(b)	17,900	352,272
		5,495,901
Health Care — 27.67%
10X Genomics, Inc., Class A(a)	6,285	350,954
ACADIA Pharmaceuticals, Inc.(a)	19,372	463,959
Alector, Inc.(a)	51,465	309,305

The accompanying notes are an integral part of these financial statements.

ERShares US Small Cap

SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

	Shares	Fair Value
Common Stocks (continued)
Health Care (continued)
Alkermes PLC(a)	25,958	$812,485
Amedisys, Inc.(a)	4,854	443,850
Amphastar Pharmaceuticals, Inc.(a)	15,304	879,522
Apellis Pharmaceuticals, Inc.(a)	5,574	507,791
Arcus Biosciences, Inc.(a)	21,869	444,159
Arrowhead Pharmaceuticals, Inc.(a)	20,670	737,092
Arvinas, Inc.(a)	30,531	757,779
Beam Therapeutics, Inc.(a)	12,600	402,318
Berkeley Lights, Inc.(a)	53,808	26,366
Blueprint Medicines Corp.(a)	10,676	674,723
Bridgebio Pharma, Inc.(a)	27,666	475,855
Castle Biosciences, Inc.(a)	16,554	227,121
Catalyst Pharmaceuticals, Inc.(a)	46,096	619,530
Cerus Corp.(a)	129,404	318,334
CRISPR Therapeutics AG(a)(b)	8,205	460,629
Eagle Pharmaceuticals, Inc.(a)	25,136	488,644
Ensign Group, Inc. (The)	7,224	689,603
Exact Sciences Corp.(a)	4,110	385,929
Exelixis, Inc.(a)	30,965	591,741
Fate Therapeutics, Inc.(a)	45,738	217,713
Ginkgo Bioworks Holdings, Inc.(a)(b)	182,088	338,684
Globus Medical, Inc., Class A(a)	12,862	765,803
Guardant Health, Inc.(a)	10,422	373,108
Inotiv, Inc.(a)	34,249	163,368
Intellia Therapeutics, Inc.(a)	11,378	463,995
Invitae Corp.(a)(b)	149,007	168,378
iRadimed Corp.	17,619	841,131
Karuna Therapeutics, Inc.(a)	2,279	494,201
Kodiak Sciences, Inc.(a)	44,926	309,989
Krystal Biotech, Inc.(a)	5,726	672,232
LeMaitre Vascular, Inc.	9,075	610,566
Madrigal Pharmaceuticals, Inc.(a)	2,139	494,109
MEDNAX, Inc.(a)	47,580	676,112
Medpace Holdings, Inc.(a)	2,341	562,238
Merit Medical Systems, Inc.(a)	12,058	1,008,530
Natera, Inc.(a)	6,582	320,280
Pacific Biosciences of California, Inc.(a)	23,575	313,548
Paragon 28, Inc.(a)	26,678	473,268
Relay Therapeutics, Inc.(a)	24,117	302,910
Seer, Inc.(a)	45,891	195,955
Select Medical Holdings Corp.	22,226	708,119

The accompanying notes are an integral part of these financial statements.

ERShares US Small Cap

SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

	Shares	Fair Value
Common Stocks (continued)
Health Care (continued)
ShockWave Medical, Inc.(a)	2,899	$827,404
Supernus Pharmaceuticals, Inc.(a)	15,598	468,876
Teladoc Health, Inc.(a)	12,881	326,147
Twist Bioscience Corp.(a)(b)	42,311	865,684
United Therapeutics Corp.(a)	3,507	774,170
Veracyte, Inc.(a)	21,550	548,879
Vir Biotechnology, Inc.(a)	7,233	177,425
Zynex, Inc.(a)(b)	52,403	502,545
		26,033,056
Industrials — 7.45%
AAON, Inc.	9,507	901,359
Allegiant Travel Co.(a)	3,112	392,983
Bloom Energy Corp., Class A(a)	41,179	673,277
Clean Harbors, Inc.(a)	6,098	1,002,694
Enovis Corp.(a)	5,446	349,198
ESAB Corp.	8,572	570,381
Forrester Research, Inc.(a)	12,646	367,872
Hillenbrand, Inc.	15,057	772,122
Insperity, Inc.	6,305	750,043
Napco Security Technologies, Inc.	20,786	720,235
Titan Machinery, Inc.(a)	17,087	504,067
		7,004,231
Materials — 1.86%
Element Solutions, Inc.	21,321	409,363
Encore Wire Corp.	2,840	528,041
First Majestic Silver Corp.	18,200	102,830
Graphic Packaging Holding Co.	29,548	710,039
		1,750,273
Real Estate — 2.33%
Compass, Inc., Class A(a)	108,852	380,982
eXp World Holdings, Inc.(b)	48,463	982,830
Gladstone Land Corp.	18,397	299,319
Legacy Housing Corp.(a)	8,276	191,920
Newmark Group, Inc., Class A	54,196	337,099
		2,192,150
Technology — 24.78%
Altair Engineering, Inc., Class A(a)	16,830	1,276,387
Ambarella, Inc.(a)	7,081	592,467
Appfolio, Inc., Class A(a)	5,049	869,135
Appian Corp.(a)	16,163	769,359

The accompanying notes are an integral part of these financial statements.

ERShares US Small Cap

SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

	Shares	Fair Value
Common Stocks (continued)
Technology (continued)
Asana, Inc., Class A(a)	44,793	$987,238
Box, Inc., Class A(a)	29,542	867,944
Coherent Corp.(a)	8,203	418,189
CS Disco, Inc.(a)	72,324	594,503
Domo, Inc.(a)	19,357	283,774
ExlService Holdings, Inc.(a)	5,853	884,154
Fastly, Inc., Class A(a)	24,113	380,262
GitLab, Inc.(a)(b)	6,194	316,575
Impinj, Inc.(a)	5,265	472,007
Intapp, Inc.(a)	7,551	316,462
JFrog Ltd.(a)	8,320	230,464
Lattice Semiconductor Corp.(a)	8,583	824,569
Materialise NV - ADR(a)	19,435	167,918
MaxLinear, Inc.(a)	19,755	623,468
Omnicell, Inc.(a)	9,330	687,341
PagerDuty, Inc.(a)	22,608	508,228
Pegasystems, Inc.	11,836	583,515
Phreesia, Inc.(a)	15,771	489,059
PubMatic, Inc.(a)	44,311	810,005
Pure Storage, Inc., Class A(a)	8,605	316,836
R1 RCM, Inc.(a)	52,577	970,046
Rapid7, Inc.(a)	13,501	611,325
Repay Holdings Corp.(a)	51,241	401,217
Sanmina Corp.(a)	13,920	838,958
Schrodinger, Inc.(a)	16,829	840,104
Simulations Plus, Inc.	6,983	302,573
Sprout Social, Inc., Class A(a)	5,668	261,635
Super Micro Computer, Inc.(a)	4,539	1,131,346
TaskUs, Inc.(a)	22,006	249,108
Tenable Holdings, Inc.(a)	21,213	923,826
TTEC Holdings, Inc.	15,857	536,601
Upstart Holdings, Inc.(a)(b)	2,635	94,359
Vicor Corp.(a)	10,379	560,466
Wolfspeed, Inc.(a)(b)	4,835	268,778
Zuora, Inc.(a)	95,432	1,046,889
		23,307,090

Total Common Stocks (Cost $83,539,594)		90,897,615

The accompanying notes are an integral part of these financial statements.

ERShares US Small Cap

SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

	Shares	Fair Value
Money Market Funds — 10.12%
Invesco Government & Agency Portfolio, Class I, 5.06%(c)(d)	6,298,200	$6,298,200
Fidelity Investments Money Market Treasury Only Portfolio, Class I, 4.81%(c)	3,222,005	3,222,005

Total Money Market Funds (Cost $9,520,205)		9,520,205

Total Investments — 106.74% (Cost $93,059,799)		$100,417,820
Liabilities in Excess of Other Assets — (6.74)%		(6,338,519)
Net Assets — 100.00%		$94,079,301

(a)	Non-income producing security.

(b)	All or a portion of the security is on loan as of June 30, 2023. The total value of the securities on loan as of June 30, 2023 was $6,165,242.

(c)	Rate disclosed is the seven day effective yield as of June 30, 2023.

(d)	All or a portion of this security was purchased with cash proceeds from securities lending. Total collateral had a value of $6,298,200. See Note 2.

ADR - American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

EntrepreneurShares Series Trust

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2023

	ERShares	ERShares
	Global	US Small
	Entrepreneurs	Cap
Assets
Investments, at cost	$49,256,354	$93,059,799
Investments at fair value(a)	51,439,044	100,417,820
Dividends and interest receivable	45,563	26,835
Securities lending income receivable	111	3,933
Tax reclaims receivable	30,486	1,617
Prepaid expenses	4,944	12,650
Total Assets	51,520,148	100,462,855

Liabilities
Collateral due to broker for securities loaned	1,320,771	6,298,200
Due to custodian	92,868	—
Payable for fund shares redeemed	—	5,276
Payable for securities purchased	22,910	—
Payable to Advisor	30,511	50,087
Payable to Administrator	2,248	2,895
Payable to Trustees	1,703	3,088
Accrued expenses and other liabilities	22,990	24,008
Total Liabilities	1,494,001	6,383,554
Net Assets	$50,026,147	$94,079,301

Net Assets consist of:
Paid-in capital	77,686,764	106,123,766
Accumulated deficit	(27,660,617)	(12,044,465)
Net Assets	$50,026,147	$94,079,301
Institutional Class
Net Assets	$50,026,147	$94,079,301
Shares outstanding (unlimited number of shares authorized, $0.01 par value)	4,355,520	14,499,219
Net asset value and offering price per share	$11.49	$6.49
Minimum redemption price per share (NAV * 98%)(b)	$11.26	$6.36

(a)	Includes securities on loan of $1,295,675 and 6,165,242 respectively. See Note 2.

(b)	The Fund charges a 2.00% redemption fee on shares redeemed within five business days of purchase. Shares are redeemed at the NAV if held longer than five business days. See Note 8.

The accompanying notes are an integral part of these financial statements.

EntrepreneurShares Series Trust

STATEMENTS OF OPERATIONS
For the year ended June 30, 2023

	ERShares	ERShares
	Global	US Small
	Entrepreneurs	Cap
Investment Income
Dividend income (net of foreign taxes withheld of $23,258 and $998)	$418,674	$397,734
Interest income	104,793	142,572
Securities lending income	1,654	26,117
Total investment income	525,121	566,423

Expenses
Advisory fees	410,348	645,903
Fund accounting and administration fees	39,187	62,085
Auditing fees	14,911	14,911
Custodian fees	11,613	5,226
Transfer agent	10,547	11,099
Registration fees	9,998	23,753
Trustees’ fees and expenses	8,896	16,660
Legal fees	7,633	15,180
Pricing fees	7,386	3,886
Shareholder reporting fees	3,936	6,932
Insurance expense	3,169	3,756
Miscellaneous	10,836	7,871
Total expenses	538,460	817,262
Fees contractually waived by Advisor	(86,600)	(85,280)
Net operating expenses	451,860	731,982
Net investment income (loss)	73,261	(165,559)

Net Realized and Change in Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(3,903,251)	(436,013)
Foreign currency transactions	4,639	—
Net realized loss	(3,898,612)	(436,013)

Change in unrealized appreciation on:
Investments	9,466,667	15,590,805
Foreign currency translations	1,223	—
Net change in unrealized appreciation	9,467,890	15,590,805
Net realized and change in unrealized gain on investments	5,569,278	15,154,792
Net increase in net assets resulting from operations	$5,642,539	$14,989,233

The accompanying notes are an integral part of these financial statements.

EntrepreneurShares Series Trust

STATEMENTS OF CHANGES IN NET ASSETS

	ERShares Global Entrepreneurs		ERShares US Small Cap
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2023	June 30, 2022	June 30, 2023	June 30, 2022

Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$73,261	$(552,842)	$(165,559)	$183,362
Net realized loss on investments and foreign currency transactions	(3,898,612)	(21,317,413)	(436,013)	(13,075,869)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	9,467,890	(19,807,232)	15,590,805	(32,198,154)
Net increase (decrease) in net assets resulting from operations	5,642,539	(41,677,487)	14,989,233	(45,090,661)

Distributions to Shareholders from Earnings:
Institutional Class	—	(23,252,220)	—	(49,552,856)
Total distributions to shareholders	—	(23,252,220)	—	(49,552,856)

Capital Transactions:
Institutional Class
Proceeds from shares sold	11,274	60,899	144,058	409,269
Reinvestment of distributions	—	22,881,165	—	49,505,052
Cost of shares redeemed	(796,100)	(34,470,874)	(957,609)	(28,995,659)
Net decrease in net assets resulting from capital transactions	(784,826)	(11,528,810)	(813,551)	20,918,662
Total Increase (Decrease) in Net Assets	4,857,713	(76,458,517)	14,175,682	(73,724,855)

Net Assets
Beginning of year	45,168,434	121,626,951	79,903,619	153,628,474
End of year	$50,026,147	$45,168,434	$94,079,301	$79,903,619

Share Transactions
Shares sold	1,052	3,483	24,923	44,894
Shares issued in reinvestment of distributions	—	1,619,332	—	6,513,823
Shares redeemed	(77,658)	(2,765,008)	(159,925)	(2,143,053)
Net decrease in shares outstanding	(76,606)	(1,142,193)	(135,002)	4,415,664

The accompanying notes are an integral part of these financial statements.

ERShares Global Entrepreneurs

FINANCIAL HIGHLIGHTS – Institutional Class

(For a share outstanding during each year)

	For the	For the	For the		For the	For the
	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	June 30,	June 30,	June 30,		June 30,	June 30,
	2023	2022	2021		2020	2019

Selected Per Share Data:
Net asset value, beginning of year	$10.19	$21.82	$16.82		$15.78	$16.07

Investment operations:
Net investment income (loss)(a)	0.02	(0.10)	(0.14)		(0.08)	(0.06)
Net realized and unrealized gain (loss)	1.28	(7.22)	7.32		1.61	0.16
Total from investment operations	1.30	(7.32)	7.18		1.53	0.10

Less distributions to shareholders from:
Net investment income	—	(0.15)	—		—	—
Net realized gains	—	(4.16)	(2.18)		(0.49)	(0.39)
Total distributions	—	(4.31)	(2.18)		(0.49)	(0.39)

Paid in capital from redemption fees	—	—	—	(b)	— (b)	— (b)

Net asset value, end of year	$11.49	$10.19	$21.82		$16.82	$15.78

Total Return(c)	12.76%	(39.05)%	42.63%		9.80%	1.11%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$50,026	$45,168	$121,627		$51,234	$63,784
Ratio of expenses to average net assets:
Before fees waived	1.17%	1.37%	1.44%		1.49%	1.47%
After fees waived	0.98%	1.29%	1.44%		1.49%	1.56%
Ratio of net investment income (loss) to average net assets:
Before fees waived	(0.03)%	(0.70)%	(0.67)%		(0.51)%	(0.27)%
After fees waived	0.16%	(0.63)%	(0.67)%		(0.51)%	(0.36)%
Portfolio turnover rate	94%	265%	477	% (d)	61%	23%

(a)	Based on average shares outstanding during the year.

(b)	Rounds to less than $0.005 per share.

(c)	Total returns would have been lower/higher had certain expenses not been waived by the Advisor (see Note 3). Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

(d)	The Fund has experienced an unusual interest rate environment combined with volatile markets resulting from inflationary concerns. These two factors posed potential adverse effects to the Fund. Thus, the portfolio manager engaged in temporary defensive positions as well as positioned the Fund to take the best advantage of the environment it was facing. These two actions, combined with a reversion of the defensive positions, resulted in an increased turnover for the Fund.

The accompanying notes are an integral part of these financial statements.

ERShares US Small Cap

FINANCIAL HIGHLIGHTS – Institutional Class

(For a share outstanding during each year)

	For the	For the	For the		For the		For the
	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	June 30,	June 30,	June 30,		June 30,		June 30,
	2023	2022	2021		2020		2019

Selected Per Share Data:
Net asset value, beginning of year	$5.46	$15.03	$12.01		$12.71		$15.27

Investment operations:
Net investment income (loss)(a)	(0.01)	0.02	(0.06)		(0.01)		— (b)
Net realized and unrealized gain (loss)	1.04	(3.66)	5.35		0.11		(0.28)
Total from investment operations	1.03	(3.64)	5.29		0.10		(0.28)

Less distributions to shareholders from:
Net investment income	—	(0.16)	—		(0.01)		—
Net realized gains	—	(5.77)	(2.27)		(0.79)		(2.28)
Total distributions	—	(5.93)	(2.27)		(0.80)		(2.28)

Paid in capital from redemption fees	—	—	—	(b)	—	(b)	— (b)

Net asset value, end of year	$6.49	$5.46	$15.03		$12.01		$12.71

Total Return(c)	18.86%	(35.35)%	42.19%		0.86%		1.58%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$94,079	$79,904	$153,628		$163,828		$160,710
Ratio of expenses to average net assets:
Before fees waived	0.95%	0.88%	0.87%		0.90%		0.89%
After fees waived	0.85%	0.85%	0.85%		0.85%		0.85%
Ratio of net investment income (loss) to average net assets:
Before fees waived	(0.29)%	0.13%	(0.43)%		(0.10)%		(0.05)%
After fees waived	(0.19)%	0.16%	(0.41)%		(0.05)%		(0.01)%
Portfolio turnover rate	63%	175%	439	% (d)	139	% (d)(e)	43%

(a)	Based on average shares outstanding during the year.

(b)	Rounds to less than $0.005 per share.

(c)	Total returns would have been lower/higher had certain expenses not been waived by the Advisor (see Note 3). Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

(d)	The Fund has experienced an unusual interest rate environment combined with volatile markets resulting from inflationary concerns. These two factors posed potential adverse effects to the Fund. Thus, the portfolio manager engaged in temporary defensive positions as well as positioned the Fund to take the best advantage of the environment it was facing. These two actions, combined with a reversion of the defensive positions, resulted in an increased turnover for the Fund.

(e)	Given the abnormal market circumstances during the quarter ending June 30, 2020, as a result of the COVID-19 situation; the Fund had taken a temporary defensive approach. Implementing the temporary defensive measure resulted in the increase in portfolio turnover for the Fund.

The accompanying notes are an integral part of these financial statements.

EntrepreneurShares Series Trust

NOTES TO FINANCIAL STATEMENTS
June 30, 2023

1.	ORGANIZATION

EntrepreneurShares Series Trust™ (the“Trust”), a Delaware statutory trust, was formed on July 1, 2010, and has authorized capital of unlimited shares of beneficial interest. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is authorized to issue multiple series and classes of shares. ERShares Global Entrepreneurs Fund (the “Global Fund”, formerly known as EntrepreneurShares Global Fund) and ERShares US Small Cap Fund (the “US Small Cap Fund”, formerly known as Entrepreneur US Small Cap Fund (each separately a “Fund”, or collectively, “the Funds”) are each classified as a “diversified” series, as defined in the 1940 Act. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 – Investment Companies including Accounting Standards Update (“ASU”) 2013-08. The Global Fund commenced operations on November 11, 2010. The US Small Cap Fund commenced operations on December 17, 2013.

The investment objective of the Global Fund is long-term capital appreciation. The Global Fund seeks to achieve its objective by investing in equity securities of global companies with market capitalizations that are above $300 million at the time of initial purchase and possess entrepreneurial characteristics, as determined by EntrepreneurShares, LLC, (the “Sub Advisor”), the Global Fund’s Sub-Advisor, and Seaport Global Advisors, LLC formerly known as Weston Capital Advisors, LLC, the Global Fund’s investment advisor (the “Global Advisors”). Dr. Joel M. Shulman has been the Global Fund’s portfolio manager since November 11, 2010 and Managing Director of the Advisor and President of the Sub-Advisor.

The investment objective of the US Small Cap Fund is long-term capital appreciation. The US Small Cap Fund seeks to achieve its objective by investing at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities of U.S. companies with market capitalizations that are below that of the largest member of the Russell 2000 Index at the time of initial purchase and possess entrepreneurial characteristics, as determined by Capital Impact Advisors, LLC (the “Advisor”, collectively with the Global Advisor, the “Advisors”), the US Small Cap Fund’s investment advisor. Dr. Joel M. Shulman has been the US Small Cap Fund’s portfolio manager since December 17, 2013 and Chief Executive Officer of the Advisor.

The Global Fund has registered three classes of shares: Class A shares, Retail Class shares and Institutional Class shares. The US Small Cap Fund has registered two classes of shares: Institutional Class shares and Retail Class shares. Each share represents an equal proportionate interest in the assets and liabilities belonging to the applicable class and is entitled to such dividends and distributions out of income belonging to the applicable class as are declared by the EntrepreneurShares Series Trust Board of Trustees (the “Board”). On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or on matters expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Currently, only Institutional Class shares of each of the Global Fund and US Small Cap Fund are being offered.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Valuation

The following is a summary of the Funds’ pricing procedures. It is intended to be a general discussion and may not necessarily reflect all pricing procedures followed by the Funds.

EntrepreneurShares Series Trust

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2023

In determining the net asset value (“NAV”) of the Funds’ shares, securities that are listed on a national securities exchange (other than the National Association of Securities Dealers’ Automatic Quotation System (“NASDAQ”)) are valued at the last sale price on the day the valuation is made. Securities that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market, are valued at the NASDAQ Official Closing Price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid price.

Unlisted securities held by the Funds are valued at the average of the quoted bid and ask prices in the over-the-counter market. Securities and other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the EntrepreneurShares Series Trust Board of Trustees (the “Board”). Investments in registered open-end investment companies other than exchange-traded funds are valued at the reported NAV.

Short-term investments with 61 days or more to maturity at time of purchase are valued at fair market value through the 61st day prior to maturity, based on quotations received from market makers or other appropriate sources; thereafter, they are generally valued at amortized cost. There is no definitive set of circumstances under which the Funds may elect to use fair value procedures to value a security. Types of securities that the Funds may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities, including restricted securities and private placements for which there is no public market; (b) options not traded on a securities exchange; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended, as permitted by the Securities and Exchange Commission (the “SEC”); (e) foreign securities, if an event or development has occurred subsequent to the close of the foreign market and prior to the close of regular trading on the New York Stock Exchange that would materially affect the value of the security; and (f) fixed income securities that have gone into default and for which there is not a current market value quotation.

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that the Funds could obtain the fair value price assigned to a security upon sale.

Securities that are not listed on an exchange are valued by the Funds’ Advisors, under the supervision of the Board. There is no single standard for determining the fair value of a security. Rather, in determining the fair value of a security, the Advisors and the Board take into account the relevant factors and surrounding circumstances, which may include: (1) the nature and pricing history (if any) of the security; (2) whether any dealer quotations for the security are available; (3) possible valuation methodologies that could be used to determine the fair value of the security; (4) the recommendation of the portfolio manager of the Funds with respect to the valuation of the security; (5) whether the same or similar securities are held by other funds managed by the Advisors or other funds and the method used to price the security in those funds; (6) the extent to which the fair value to be determined for the security will result from the use of data or formulae produced by third parties independent of the Advisors; and (7) the liquidity or illiquidity of the market for the security.

Fair Value Measurement

The Funds have adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the year and expanded disclosure of valuation levels for major security

EntrepreneurShares Series Trust

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2023

types. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

Level 1:	Unadjusted quoted prices in active markets for identical assets that the Funds have the ability to access at the measurement date;

Level 2:	Observable inputs other than quoted prices included in Level 1 that are observable for the asset either directly or indirectly. These inputs may include quoted prices for identical instruments on inactive markets, quoted prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates, and similar data;

Level 3:	Significant unobservable inputs for the asset to the extent that relevant observable inputs are not available, representing the Funds’ own assumptions that a market participant would use in valuing the asset, and would be based on the best information available.

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Funds. The Funds consider observable data to be that market data, which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Funds’ perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities and real estate investment trusts, and certain money market securities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. During the fiscal year ended June 30, 2023, the Funds did not hold any instrument which used significant unobservable inputs (Level 3) in determining fair value. The tables below are a summary of the inputs used to value the Funds’ investments as of June 30, 2023.

Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Global Fund*
Common Stocks	$47,032,176	$—	$—	$47,032,176
Money Market Funds	4,406,868	—	—	4,406,868
Total	$51,439,044	$—	$—	$51,439,044

US Small Cap Fund*
Common Stocks	$90,897,615	$—	$—	$90,897,615
Money Market Funds	9,520,205	—	—	9,520,205
Total	$100,417,820	$—	$—	$100,417,820

*	For further information regarding security characteristic, please see the Schedules of Investments.

EntrepreneurShares Series Trust

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2023

The Funds did not hold any investments at the end of the reporting period in which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

Use of Estimates and Indemnifications

The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in these financial statements. Actual results could differ from those estimates.

In the normal course of business, the Trust, on behalf of the Funds, enters into contracts that contain a variety of representations which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown; however, the Trust has not had claims or losses pursuant to these contracts and the Trust expects any risk of loss to be remote.

Federal Income Taxes

The Funds intend to continue to qualify as “regulated investment companies” under Sub- chapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Funds will not be subject to federal income tax to the extent they distribute substantially all of their net investment income and net realized gains to shareholders.

The Funds have reviewed all open tax years and major jurisdictions and concluded that the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority for the fiscal year ended June 30, 2023. The Funds would recognize interest and penalties, if any, related to uncertain tax benefits in the Statements of Operations. During the fiscal year ended June 30, 2023, the Funds did not incur any interest or penalties. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

Distribution to Shareholders

The Funds intend to continue to distribute to their shareholders any net investment income and any net realized long or short-term capital gains, if any, at least annually. Distributions are recorded on the ex-dividend date. The Funds may periodically make reclassifications among certain of their capital accounts as a result of the characterization of certain income and realized gains determined annually in accordance with federal tax regulations that may differ from U.S. GAAP.

Allocation of Expenses

Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds by or under the direction of the Board in such a manner as the Board determine to be fair and equitable.

Foreign Currency Transactions

The Funds’ books and records are maintained in U.S. dollars. Foreign currency denominated transactions (i.e., fair value of investment securities, assets and liabilities, purchases and sales of investment securities and income and expenses) are translated into U.S. dollars at the current rate of exchange on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such fluctuations are included in net realized and unrealized gain or (loss) on investments in the Statements of Operations.

EntrepreneurShares Series Trust

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2023

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest and foreign taxes withheld, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains (losses) arise from the changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Investment Transactions and Investment Income

Throughout the reporting period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, security transactions are accounted for on trade date on the last business day of the reporting period. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income, less any foreign tax withheld, is recognized on the ex-dividend date and interest income is recognized on an accrual basis, including amortization/accretion of premiums or discounts.

Securities Lending

Each Fund may lend portfolio securities constituting up to 33-1/3% of its total assets (as permitted by the 1940 Act) to unaffiliated broker-dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash, U.S. government securities or equivalent collateral or provides an irrevocable letter of credit in favor of the Fund equal in value to at least 102% of the value of loaned domestic securities and 105% of the value of loaned foreign securities on a daily basis. During the time portfolio securities are on loan, the borrower pays the lending Fund an amount equivalent to any dividends or interest paid on such securities, and such Fund may receive an agreed-upon amount of interest income from the borrower who delivered equivalent collateral or provided a letter of credit. Loans are subject to termination at the option of a Fund or the borrower. A Fund may pay reasonable administrative and custodial fees in connection with a loan of portfolio securities and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. A Fund does not have the right to vote securities on loan but could terminate the loan and regain the right to vote if that were considered important with respect to the investment.

The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower. The Funds will seek to minimize this risk by requiring that the value of the securities loaned be computed each day and additional collateral be furnished each day if required.

Disclosures about Offsetting Assets and Liabilities

The Funds are required to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect. As there are no master netting arrangements relating to the Funds’ participation in securities lending, and all amounts related to securities lending are presented gross on the Funds’ Statement of Assets and Liabilities, no additional disclosures have been made on behalf of the Funds. Please refer to the Securities Lending Note for additional disclosures related to securities lending, including collateral related to securities on loan.

EntrepreneurShares Series Trust

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2023

3.	AGREEMENTS

Global Fund’s Investment Advisory Agreement

Seaport Global Advisors, LLC, a related party of the Global Fund, oversees the performance of the Global Fund and is responsible for overseeing the management of the investment portfolio of the Global Fund. These services are provided under the terms of an investment advisory agreement between the Trust and Global Advisors, pursuant to which Global Advisors receives an annual advisory fee equal to 0.89%. Through November 1, 2023, the Advisor has agreed to waive and/or reimburse the Global Fund for its advisory fee, and to the extent necessary, bear other expenses, to limit the total annualized expenses (excluding borrowing and investment-related costs and fees, taxes, extraordinary expenses and fees and expenses of underlying funds) of the Institutional Class shares of the Global Fund to the amounts of 0.98% per annum of net assets attributable to such shares of the Global Fund.

Global Advisors shall be permitted to recover expenses it has borne subsequent to the effective date of this agreement (whether through reduction of its advisory fee or otherwise) in later periods to the extent that the Global Fund’s expenses fall below the annual rate set forth above, given that such a rate is not greater than the rate that was in place at the time of the waiver, provided, however, that the Global Fund is not obligated to pay any such reimbursed fees more than three years after the expense was incurred by Global Advisors.

Sub-Advisory services are provided to the Global Fund, pursuant to an agreement between Global Advisors and EntrepreneurShares, LLC. Under the terms of this sub-advisory agreement, Seaport Global Advisors, LLC, not the Global Fund, compensates the Sub- Advisor based on the Global Fund’s average net assets. Certain officers of Seaport Global Advisors, LLC are also officers of the Sub-Advisor. Dr. Shulman is a majority owner of both Global Advisors and the Sub-Advisor. For the fiscal year ended June 30, 2023, Global Advisors earned a fee of $410,348 from the Global Fund.

US Small Cap Fund Investment Advisory Agreement

Capital Impact Advisors, LLC, a related party of the US Small Cap Fund, oversees the performance of the US Small Cap Fund is responsible for overseeing the management of the investment portfolio of the US Small Cap Fund. These services are provided under the terms of investment advisory agreements between the Trust and the Advisor, pursuant to which the Advisor receives an annual advisory fee equal to 0.75% of the US Small Cap Fund’s average net assets, computed daily and paid monthly. For the fiscal year ended June 30, 2023, Capital Impact Advisors, LLC earned $645,903 from the US Small Cap Fund.

Through November 1, 2023 for the US Small Cap Fund, the Advisor has agreed to waive and/or reimburse the US Small Cap Fund for its advisory fee, and to the extent necessary, bear other expenses, to limit the total annualized expenses (excluding borrowing and investment-related costs and fees, taxes, extraordinary expenses and fees and expenses of underlying funds) of the Institutional Class shares of the US Small Cap Fund to the amounts of 0.85% per annum of net assets attributable to such shares of the US Small Cap Fund. The Advisor shall be permitted to recover expenses it has borne subsequent to the effective date of this agreement (whether through reduction of its advisory fee or otherwise) in later periods to the extent that the US Small Cap Fund Fund’s expenses fall below the annual rates set forth above, given that such a rate is not greater than the rate that was in place at the time of the waiver, provided, however, that the US Small Cap Fund is not obligated to pay any such reimbursed fees more than three years after the expense was incurred by Advisor.

EntrepreneurShares Series Trust

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2023

Each waiver/expense payment by the Advisor is subject to recoupment by the Advisor from the applicable Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. The amounts subject to repayment by the Funds, pursuant to the aforementioned conditions are as follows:

	Global	US Small
Recoverable Through	Fund	Cap Fund
June 30, 2024	$—	$41,450
June 30, 2025	67,805	33,211
June 30, 2026	86,600	85,280

4.	INCOME TAXES

The Funds plan to distribute substantially all of the net investment income and net realized gains that they have realized on the sale of securities. These income and gains distributions will generally be paid once each year, on or before December 31. The character of distributions made during the year for financial reporting purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial reporting and tax reporting purposes.

The tax character of distributions paid for the fiscal years ended June 30, 2023 and June 30, 2022 were as follows:

	Global Fund		US Small Cap Fund
	2023	2022	2023	2022
Distributions paid from:
Ordinary income(a)	$—	$14,374,962	$—	$26,806,344
Long-term capital gains	—	8,876,408	—	22,746,512
Tax return of capital	—	850	—	—
Total distributions paid	$—	$23,252,220	$—	$49,552,856

(a)	Short-term capital gain distributions are treated as ordinary income for tax purposes.

The Funds designate long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits for the Fund related to net capital gains to zero for the tax year ended June 30, 2023.

Additionally, U.S. GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

EntrepreneurShares Series Trust

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2023

At June 30, 2023, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

		US Small
	Global Fund	Cap Fund
Gross unrealized appreciation	$1,712,039	$558,368
Gross unrealized depreciation	(4,601,074)	(8,173,306)
Net unrealized depreciation on investments	(2,889,035)	(7,614,938)
Tax cost of investments	$54,328,079	$108,032,758

The table above differs from the financial statements due to timing differences related to the deferral of losses primarily due to wash sales, passive foreign investment company mark-to-market, C-corp return on capital and MLP adjustments.

At June 30, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

		US Small
	Global Fund	Cap Fund
Undistributed ordinary income	$34,997	$—
Accumulated capital and other losses	(24,807,036)	(4,429,526)
Unrealized depreciation on investments	(2,888,578)	(7,614,938)
Total accumulated earnings	$(27,660,617)	$(12,044,464)

As of June 30, 2023, the Global Fund had short-term and long-term capital loss carryforwards available to offset future gains, not subject to expiration, in the amount of $21,240,142 and $3,566,894, respectively, and the US Small Cap Fund had short-term carryforwards available to offset future gains, not subject to expiration, in the amount of $4,429,526.

As of June 30, 2023, the following reclassifications relating primarily to redemptions in kind, net operating losses, distribution reclasses, and Passive Foreign Investment Companies have been made to increase (decrease) such accounts with offsetting adjustments as indicated:

		Accumulated
	Paid-In	Earnings
	Capital	(Deficit)
Global Fund	$(13,612)	$13,612
US Small Cap Fund	(316,628)	316,628

5.	RELATED PARTIES

At June 30, 2023, certain officers of the Trust were also employees of the Advisors. However, these officers were not compensated directly by the Funds. Refer to Note 1 for more information.

EntrepreneurShares Series Trust

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2023

6.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2023, for the benefit of its shareholders, MAC & Co., an affiliate of Global Fund, held 95.96% of the total Global Fund shares outstanding. As of June 30, 2023, for the benefit of its shareholders, MAC & Co., an affiliate of the US Small Cap Fund, held 85.90% of the total US Small Cap Fund shares outstanding.

7.	INVESTMENT TRANSACTIONS

For the fiscal year ended June 30, 2023, purchases and sales of investment securities, other than short-term investments, were as follows:

	Purchases	Sales
Global Fund	$40,258,551	$43,699,552
US Small Cap Fund	51,533,015	52,228,348

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended June 30, 2023.

8.	REDEMPTION FEES

Each Fund imposes a redemption fee equal to 2% of the dollar value of the shares redeemed within five business days of the date of purchase. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains) or through the automatic investment plan, shares held in retirement plans (if the plans request a waiver of the fee), or shares redeemed through designated systematic withdrawal plans.

9.	SECTOR RISK

If a Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector, and therefore the value of a Fund’s portfolio will be adversely affected. As of June 30, 2023, the Global Fund had 32.17% of the value of its net assets invested in stocks within the Technology sector and the US Small Cap Fund had 27.67% of its net assets invested in stocks within the Health Care sector.

10.	MARKET AND GEOPOLITICAL RISK

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in a Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of a Fund’s portfolio. The current novel coronavirus (COVID-

EntrepreneurShares Series Trust

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2023

19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment in a Fund. Therefore, the Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.

11.	FOREIGN INVESTMENT RISK

The Global Fund generally invests a significant portion of its total assets in securities principally traded in markets outside the U.S. The foreign markets in which the Global Fund invests in are sometimes open on days when the New York Stock Exchange (“NYSE”) is not open and the Global Fund does not calculate its NAV, and sometimes are not open on days when the NYSE is open and the Global Fund does calculate its NAV. Even on days on which both the foreign market and the NYSE are open, several hours may pass between the time when trading in the foreign market closes and the time at which the Global Fund calculates its NAV. That is generally the case for markets in Europe, Asia, Australia and other far eastern markets; the regular closing time of foreign markets in North and South America is generally the same as the closing time of the NYSE and the time at which the Global Fund calculate its NAV.

Foreign stocks, as an asset class, may underperform U.S. stocks, and foreign stocks may be more volatile than U.S. stocks. Risks relating to investment in foreign securities (including, but not limited to, depository receipts and participation certificates) include: currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risk including less liquidity, high inflation rates, unfavorable economic practices and political instability. The risks of foreign investments are typically greater in emerging and less developed markets.

12.	SUBSEQUENT EVENTS EVALUATION

Management of the Funds has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

EntrepreneurShares Series Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of ERShares Global Entrepreneurs and ERShares US Small Cap and Board of Trustees of EntrepreneurShares Series Trust™

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of ERShares Global Entrepreneurs and ERShares US Small Cap (the “Funds”), each a series of EntrepreneurShares Series Trust™, as of June 30, 2023, the related statements of operations and changes in net assets, the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2023, the results of their operations, the changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial statements and financial highlights for the years ended June 30, 2022 and prior, were audited by other auditors whose report dated August 29, 2022, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2023.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

August 29, 2023

EntrepreneurShares Series Trust

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Unaudited)

On March 9, 2023, BBD LLP (“BBD”) ceased to serve as the independent registered public accounting firm of the Funds. The Audit Committee of the Board of Trustees approved the replacement of BBD with Cohen & Company, Ltd. (“Cohen”) as a result of Cohen’s acquisition of BBD’s investment management audit practice. The report of BBD on the financial statements of the Funds for the two fiscal years ended June 30, 2022 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope or accounting principles. During the two fiscal years ended June 30, 2022, and during the subsequent interim period through March 9, 2023: (i) there were no disagreements between the registrant and BBD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BBD, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Funds for such year or interim period; and (ii) there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The Funds requested that BBD furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating that it agrees with the above statements. A copy of such letter is filed as an exhibit to Form N-CSR. On June 15, 2023, the Audit Committee of the Board of Trustees also recommended and approved the appointment of Cohen as the Funds’ independent registered public accounting firm for the fiscal year ending June 30, 2023.

During the two fiscal years ended June 30, 2022, and during the subsequent interim period through June 15, 2023, neither the Funds, nor anyone acting on its behalf, consulted with Cohen on behalf of the Funds regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Funds’ financial statements, or any matter that was either: (i) the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto; or (ii) “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

EntrepreneurShares Series Trust

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended. The program is reasonably designed to assess and manage each Fund’s liquidity risk, taking into consideration, among other factors, each Fund’s investment strategies and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the 6 months ended June 30, 2023, the Board and the Trust’s Liquidity Risk Management Program Administrator (the “LPA”) reviewed each Fund’s investments and determined that each Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Board and LPA concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

EntrepreneurShares Series Trust

SUMMARY OF FUND EXPENSES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other funds. Each Fund’s example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2023 through June 30, 2023.

Actual Expenses

The first line of the table for each class provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table for each class is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

		Beginning
		Account	Ending
		Value	Account Value	Expenses	Annualized
		January 1,	June 30,	Paid During	Expense
		2023	2023	Period(a)	Ratio
ERShares Global Entrepreneurs	Actual	$1,000.00	$1,165.30	$5.26	0.98%
	Hypothetical(b)	$1,000.00	$1,019.93	$4.91	0.98%
ERShares US Small Cap
	Actual	$1,000.00	$1,167.30	$4.57	0.85%
	Hypothetical(b)	$1,000.00	$1,020.58	$4.26	0.85%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

EntrepreneurShares Series Trust

ADDITIONAL INFORMATION (Unaudited)

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS SCHEDULES

The Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT (or any predecessor form). These filings are available on the SEC’s website at www.sec.gov. In addition, the Funds’ Form N-PORT is available without charge, upon request, by calling 1-877-271-8811.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the Funds’ proxy voting policies and procedures and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available without charge, upon request, by (1) calling 1-877-271-8811, or (2) on the SEC’s website at www.sec.gov.

HOUSEHOLDING

To reduce expenses, each Fund generally mails only one copy of its prospectus and each annual and semi-annual report to those addresses shared by two or more accounts and to shareholders that such Fund reasonably believes are from the same family and household. This is referred to as “householding.” If you wish to discontinue householding and would like to receive individual copies of these documents, please call us at 1-877-271-8811. Once a Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving requests. This policy does not apply to account statements.

EntrepreneurShares Series Trust

ADDITIONAL INFORMATION (Unaudited) (Continued)

ADDITIONAL DISCLOSURE REGARDING FUND TRUSTEES AND OFFICERS

As a Delaware statutory trust, the business and affairs of the Trust are managed by its officers under the direction of its Board of Trustees. The Global Fund, the US Small Cap Fund, the ERShares Entrepreneurs ETF and the ERShares NextGen Entrepreneurs ETF are the only Funds in the “Fund Complex” as defined in the 1940 Act. The name, birth year and principal occupations during the past five years, and other information with respect to each of the Trustees and officers of the Trust is set forth below. Unless otherwise noted, each Trustee and officer has served in the indicated positions and directorships for at least the last five years. The address of each Trustee and officer is c/o the Trust at 175 Federal Street, Suite #875, Boston, MA 02110.

Name (Birth Year)	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Non-Interested Trustees
Charles Aggouras (1967)	Trustee	Since 2018	Real estate investment and development	4	None
George R. Berbeco (1944)	Trustee	Since 2010	Former President – Devon Group and General Partner – Devon Capital Partners, LP. (commodity trading) (2005 to 2009).	4	Director – Bay Colony Development Corporation.
Interested Trustee
Joel M. Shulman, CFA(2) (1955)	President, Treasurer and Trustee	Since 2010	Member and principal of EntrepreneurShares, LLC and Seaport Global Advisors, LLC since 2010; Member and founding partner of Capital Impact Advisors, LLC since 2013; Tenured professor at Babson College.	4	None
Officers
Mihai Prisacariu (1994)	Chief Compliance Officer	Since 2019	Began involvement with EntrepreneurShares in 2017. Pursued academic studies prior to 2017.	N/A	None
Eva Adosoglou (1989)	Chief Operations Officer	Since 2019	Chief Operating Officer EntrepreneurShares Series Trust since 2019; Innovative Manager – Wirecard from 2018-2019; Portfolio Manager – Cox Automative, Inc. from 2016-2018; Financial Analyst – PWC from 2013-2016.	N/A	None

(1)	Each Trustee serves an indefinite term until the election of a successor. Each officer serves an indefinite term, renewed annually, until the election of a successor.

(2)	Dr. Shulman is considered an interested Trustee within the meaning of the 1940 Act because of his affiliation with the Advisors and Sub-Advisor.

The Statement of Additional Information includes additional information about the Funds’ Trustees and is available free of charge, upon request by calling the Funds toll free at 1-877-271-8811 or by visiting the SEC’s website (www.sec.gov).

EntrepreneurShares Series Trust

PRIVACY POLICY (Unaudited)

As part of the EntrepreneurShares fund family’s long tradition of trust, the confidentiality of personal information is paramount. We maintain high standards to safeguard your personal information. We will remain vigilant and professional in protecting that information and in using it in a fair and lawful manner. As part of this commitment to fulfilling your trust we have formulated this Privacy Policy.

Safeguarding Customer Information and Documents

To conduct regular business, we may collect nonpublic personal information from sources such as:

●	Account Applications and other forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerances;

●	Account History, including information about the transactions and balances in a customer’s account; and

●	Correspondence, written, telephonic, or electronic between a customer and Seaport Global Advisors, LLC; Capital Impact Advisors, LLC; EntrepreneurShares, LLC, and/or any EntrepreneurShares Mutual Fund or Exchange-Traded Fund product; such as, ERShares Global Fund, ERShares US Small Cap, ERShares Entrepreneurs ETF, ERShares NextGen Entrepreneurs ETF, or service providers to Seaport Global Advisors, Capital Impact, EntrepreneurShares, and/or EntrepreneurShares’ Funds.

To conduct regular business, we collect non-public customer data in checklists, forms, in written notations, and in documentation provided to us by our customers for evaluation, registration, licensing or related consulting services. We also create internal lists of such data.

EntrepreneurShares will internally safeguard your nonpublic personal information by restricting access to only those employees who provide products or services to you or those who need access to your information to service your account. In addition, we will maintain physical, electronic and procedural safeguards that meet federal and/or state standards to guard your nonpublic personal information. Failure to observe EntrepreneurShares’ procedures regarding customer and consumer privacy will result in discipline and may lead to termination.

Sharing Nonpublic Personal and Financial Information

As EntrepreneurShares shares nonpublic information solely to service our client accounts, we do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law or otherwise disclosed herein.

EntrepreneurShares is committed to the privacy and protection of our customers’ personal and financial information.

We will not share any such information with any affiliated or nonaffiliated third party except:

●	When necessary to complete transactions in a customer account, such as clearing firm.

●	When required to service and/or maintain your account.

●	In order to resolve a customer dispute or inquiry.

●	With persons acting in a fiduciary or representative capacity on behalf of the customer.

●	With rating agencies, persons assessing compliance with industry standards, or to the attorneys, accountants and auditors of the firm.

●	In connection with any sale and / or merger of EntrepreneurShares’ business.

●	To prevent or protect against actual or potential fraud, identity theft, unauthorized transactions, claims or other liability.

●	To comply with all federal, state or local laws, rules, statutes and other applicable legal requirements.

EntrepreneurShares Series Trust

PRIVACY POLICY (Unaudited) (Continued)

●	In connection with a written agreement to provide advisory services or investment management when the information is released solely for the purpose of providing products or services covered by pursuant to the EntrepreneurShares’ Wrap Fee Program.

●	Upon the customer’s specific instruction, consent or request.

Note: When we share your nonpublic information with any third party for the reasons listed above, we make certain that there are written restrictions in place regarding the use and/or disclosure of said information.

Opt-Out Provisions

It is not a policy of EntrepreneurShares to share nonpublic personal and financial information with affiliated or unaffiliated third parties except under the circumstances noted above. Since sharing under the circumstances noted above is necessary to service customer accounts or is mandated by law, there are no allowances made for clients to opt out.

ERShares Global Fund Investment Advisor
Seaport Global Advisors, LLC
175 Federal Street, Suite 875
Boston, MA 02110

ERShares Global Fund Investment Sub-Advisor
EntrepreneurShares, LLC
175 Federal Street, Suite 875
Boston, MA 02110

ERShares US Small Cap Fund Investment Advisor
Capital Impact Advisors, LLC
175 Federal Street, Suite 875
Boston, MA 02110

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1835 Market Street, Suite 310
Philadelphia, PA 19103

Custodian
UMB Bank, N.A.
928 Grand Boulevard, 5th Floor
Kansas City, MO 64106

Distributor
Vigilant Distributors, LLC
223 Wilmington West Chester Pike, Suite 216
Chadds Ford, PA 19317

Administrator, Accountant, Transfer Agent and Dividend Disbursing Agent
Ultimus Fund Solutions, LLC
225 Pictoria Drive,
Cincinnati, OH 45246

Counsel
Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, OH 43215

This report should be accompanied or preceded by a prospectus.

ERSHARES-AR-23

EntrepreneurShares Series Trust™

ERShares Entrepreneurs ETF (ENTR)

ERShares NextGen Entrepreneurs ETF (ERSX)

The Funds are exchange-traded funds. This means that shares of the Funds are listed on NYSE Arca, Inc. (“NYSE Arca”) and trade at market prices. The market price for each Fund’s shares may be different from its net asset value per share (“NAV”).

Annual Report

June 30, 2023

175 Federal Street
Suite 875
Boston, MA 02110
Toll Free: 877-271-8811

Management Discussion of Fund Performance
(Unaudited)

August 17, 2023

Dear Shareholders:

We are enclosing the report for results covering the fiscal period July 1, 2022 through June 30, 20231. We note that our performance is not symmetrical or consistent through the year with quarters in the past couple of years varying considerably from period to period. We note that the interpretation of results is best measured over an extended period, especially as measured against a consistent benchmark.

The objective of this letter is to provide our shareholders an informative review of our funds’ performance, present comparison of each fund’s performance vs. appropriate benchmarks, and discuss each fund’s top performing sector. This letter addresses our two Exchange Traded Funds (“ETFs”); ERShares Entrepreneurs ETF and ERShares NextGen Entrepreneurs ETF. The Trust also includes two mutual funds; these are separately covered in their own Annual Report. Overall, all funds have positive annual returns, mainly brought on by the strong rally in US markets in 2023 based on the market’s premise that the FED has achieved peak rates in its war against uncontrollable inflation.

Several key factors need to be addressed. First, our models work best during periods of market appreciation and low volatility. Our historical above average Up-Capture suggests that when markets rise, our Entrepreneurial stocks tend to rise faster. The corollary also tends to hold true: our above average Down-Capture suggests that during periods of market decline our Entrepreneurial stocks tend to fall faster than peer benchmarks. The period July 1, 2022 through June 30, 2023 included periods with extreme movements in both directions. Our funds performed as expected during these periods, though with more volatility due to volatile interest rates. If our funds were evaluated during a Calendar year, investors would have an entirely different interpretation of results.

An important distinguishing characteristic of our strategy is that many of our alpha-generating Entrepreneurial stocks tend to fall in the Growth and High Beta classification. This includes a handful of sectors with most stocks residing within the Information Technology, Consumer Discretionary, Communication Services and Health Care sectors. When equity markets favor these sectors or Growth and High Beta stocks, our Entrepreneur portfolios tend to outperform the markets over that time period. The opposite also holds true.

ERShares Entrepreneurs ETF

ERShares Entrepreneurs ETF (“ENTR”) is one of the two exchange-traded funds. ENTR is benchmarked against the Russell 1000 Growth Index. During the last fiscal period, ENTR performed 29.04% vs. 27.11%, respectively.

The ERShares Entrepreneurs ETF top performing sectors for the period were Materials, Consumer Discretionary, and Information Technology. The Fund’s performance vs. the benchmark for the period was 47.44% vs. 17.76%, 43.64% vs. 24.66%, and 41.22% vs. 43.80%, respectively. The ERShares Entrepreneurs ETF worst performing sectors for the period were Energy, Health Care and Real Estate. The Fund’s performance vs. the benchmark for the period was 4.76% vs. 6.49%, -5.55% vs. 11.18%, and 6.56% vs. -7.50%, respectively.

ERShares NextGen Entrepreneurs ETF

ERShares NextGen Entrepreneurs ETF (“ERSX”) is one of the two exchange-traded funds. ERSX is benchmarked against the FTSE Global ex US Small Cap Net Tax (US RIC) Index. During the last fiscal period, ERSX performed 2.07% vs. 10.12%, respectively.

2

Management Discussion of Fund Performance
(Unaudited)

The ERShares NextGen Entrepreneurs ETF top performing sectors for the period were Consumer Staples, Health Care, and Utilities. The Fund’s performance vs. the benchmark for the period was 38.35% vs. 5.21%, 28.75% vs. -2.44%, 14.46% vs -7.28%, respectively. The ERShares NextGen Entrepreneurs ETF worst performing sectors for the period were Energy, Communication Services and Real Estate. The Fund’s performance vs. the benchmark for the period was -24.90% vs. 13.68%, -19.95% vs. 1.50%, and -11.14% vs. -5.78%, respectively.

In this past fiscal year, we note that our relative performance is not consistent across strategies. We had underperformance as measured against our benchmark in the ERShares NextGen Entrepreneurs ETF and overperformance in the ERShares Entrepreneurs ETF. The difference in consistency can be attributed to the strong rally in the US markets in 2023 which benefitted US domiciled stocks. Moreover, we also noticed that the Index against which ERSX is benchmarked against, moved to approximately 90% in cash for a substantial period of time. This resulted in a widening of the gap in down market conditions. We note that when our Fund performance is viewed on a calendar year basis or over an extended time period, different interpretations would follow. We continue to provide evidence that our Entrepreneur Model works over an extended period and extend our gratitude to all of our shareholders for continued support. We look forward to sharing more updates with you in the future.

Sincerely,

Joel Shulman Ph.D., CFA

Founder and Chief Investment Officer

[1]	Performance Source: Bloomberg and Fund Administration records

3

Management Discussion of Fund Performance

(Unaudited)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-271-8811 or visiting www.ershares.com.

Investors should consider carefully the investment objectives, risks, and charges and expenses before investing. For a full prospectus which contains this and other information about the Funds offered by EntrepreneurShares, call 1-877-271-8811. Please read the full prospectus carefully before investing. The Mutual Funds and ETFs are distributed by Vigilant Distributors, LLC.

The ERShares NextGen Entrepreneurs ETF invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. The ERShares NextGen Entrepreneurs ETF invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The ETFs are exposed to common stock risk. Common stock prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions. Additional risks are detailed in the prospectus.

The Russell 1000 Growth Index is comprised of large and mid cap US equities that exhibit growth characteristics. The FTSE All World ex-US Small-Cap Index is a market-capitalization weighted index representing the performance of small cap stocks in Developed and Emerging markets excluding the US. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers 98% of the world’s investable market capitalization.

Index performance does not represent actual fund or portfolio performance and such performance does not reflect the actual investment experience of any investor. An investor cannot invest directly in an index.

Diversification does not guarantee a profit or assure against a loss.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

4

ERShares Entrepreneurs ETF

INVESTMENT RESULTS (Unaudited)

Comparison of the Growth of a $10,000 Investment in the ERShares Entrepreneurs ETF and the Russell 1000® Growth Index

This chart assumes an initial gross investment of $10,000 made in the ERShares Entrepreneurs ETF on November 7, 2017 (commencement of operations of the Fund) and held to June 30, 2023. Returns shown include the reinvestment of all dividends but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The Fund’s total gross and net operational expenses were 0.49% per the October 28, 2022 prospectus and 0.75% per the May 1, 2023 prospectus supplement.

Russell 1000® Growth Index – An unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An investor cannot invest directly in the index.

Average Annual Total Returns as of June 30, 2023

			Since
			Inception
	One Year	Five Year	(11/7/2017)
ERShares Entrepreneurs ETF – At NAV	29.04%	3.90%	6.41%
ERShares Entrepreneurs ETF – At Market Value	29.69%	3.84%	6.41%
Russell 1000® Growth Index	27.11%	15.14%	15.33%

5

ERShares NextGen Entrepreneurs ETF

INVESTMENT RESULTS (Unaudited)

Comparison of the Growth of a $10,000 Investment in the ERShares NextGen Entrepreneurs ETF and the FTSE Global ex-US Small Cap Index

This chart assumes an initial gross investment of $10,000 made in the ERShares NextGen Entrepreneurs ETF on December 26, 2018 (commencement of operations of the Fund) and held to June 30, 2023. Returns shown include the reinvestment of all dividends but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The Fund’s total gross and net operational expenses were 0.75% per the October 28, 2022 prospectus.

FTSE Global ex-US Small-Cap Index – A market-capitalization weighted index representing the performance of Small cap stocks in Developed and Emerging markets excluding the US. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers 98% of the world’s investable market capitalization.

Average Annual Total Returns as of June 30, 2023

			Since
			Inception
	One Year	Three Year	(12/26/2018)
ERShares NextGen Entrepreneurs ETF – At NAV	2.07%	(2.07)%	1.52%
ERShares NextGen Entrepreneurs ETF – At Market Value	2.64%	(1.93)%	1.56%
FSTE Global ex-US Small Cap Index	10.12%	7.38%	6.40%

6

ERShares Entrepreneurs ETF

SCHEDULE OF INVESTMENTS SUMMARY TABLE(1)
as of June 30, 2023 (Unaudited)

Sector	% of Net Assets
Communications	20.15%
Consumer Discretionary	9.81%
Consumer Staples	0.52%
Health Care	11.60%
Industrials	2.78%
Materials	1.89%
REITs	2.14%
Technology	44.17%
Other Assets in Excess of Liabilities	6.94%
100.00%

TOP TEN EQUITY HOLDINGS(1)(2)
as of June 30, 2023 (Unaudited)

Issuer	% of Net Assets
Alphabet, Inc. - Class A	4.69%
Amazon.com, Inc.	3.74%
Meta Platforms, Inc. - Class A	2.31%
VMware, Inc. - Class A	2.30%
Dropbox, Inc. - Class A	2.30%
Oracle Corp.	2.16%
Twilio, Inc. - Class A	2.15%
Palo Alto Networks, Inc.	2.06%
MongoDB, Inc.	2.04%
Datadog, Inc. - Class A	1.91%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

(2)	Short-term investments are not included

7

ERShares NextGen Entrepreneurs ETF

SCHEDULE OF INVESTMENTS SUMMARY TABLE(1)
as of June 30, 2023 (Unaudited)

Sector	% of Net Assets
Communications	8.97%
Consumer Discretionary	11.24%
Consumer Staples	4.39%
Energy	5.76%
Financials	8.03%
Health Care	12.18%
Industrials	4.14%
Materials	3.46%
REITs	4.41%
Technology	25.91%
Utilities	1.08%
Other Assets in Excess of Liabilities	10.43%
100.00%

TOP TEN EQUITY HOLDINGS(1)(2)
as of June 30, 2023 (Unaudited)

Issuer	% of Net Assets
Telix Pharmaceuticals Ltd.	1.94%
Rorze Corp.	1.79%
carsales.com Ltd.	1.52%
Fairfax Financial Holdings Ltd.	1.50%
FirstService Corp.	1.49%
Computacenter PLC	1.48%
Entain PLC	1.40%
Amphastar Pharmaceuticals, Inc.	1.27%
SEEK Ltd.	1.26%
Enstar Group Ltd.	1.22%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

(2)	Short-term investments are not included.

8

ERShares Entrepreneurs ETF

SCHEDULE OF INVESTMENTS
June 30, 2023

	Shares	Fair Value
Common Stocks — 93.06%
Communications — 20.15%
Airbnb, Inc., Class A(a)	4,298	$550,832
Alphabet, Inc., Class A(a)	17,843	2,135,806
AppLovin Corp.(a)	25,741	662,316
Bilibili, Inc. - ADR(a)	1,613	24,356
DoorDash, Inc., Class A(a)	7,106	543,041
Meta Platforms, Inc., Class A(a)	3,656	1,049,198
Netflix, Inc.(a)	934	411,418
Playtika Holding Corp.(a)	38,226	443,422
Roblox Corp., Class A(a)	8,480	341,744
Roku, Inc.(a)	10,818	691,919
Shopify, Inc., Class A(a)	4,443	287,018
Shutterstock, Inc.	6,957	338,597
Spotify Technology SA(a)	2,330	374,082
Trade Desk, Inc. (The), Class A(a)	5,853	451,969
Zillow Group, Inc., Class A(a)	2,817	138,596
ZoomInfo Technologies, Inc., Class A(a)	28,516	724,021
		9,168,335
Consumer Discretionary — 9.81%
Amazon.com, Inc.(a)	13,039	1,699,763
Chipotle Mexican Grill, Inc.(a)	266	568,974
Copart, Inc.(a)	5,917	539,690
DraftKings, Inc., Class A(a)	26,359	700,359
Etsy, Inc.(a)	2,327	196,887
MercadoLibre, Inc.(a)	186	220,336
Tesla, Inc.(a)	1,080	282,712
Wayfair, Inc., Class A(a)	3,934	255,749
		4,464,470
Consumer Staples — 0.52%
Five Below, Inc.(a)	1,200	235,848

Health Care — 11.60%
10X Genomics, Inc., Class A(a)	6,380	356,259
BeiGene Ltd. - ADR(a)	1,210	215,743
Danaher Corp.	3,013	723,120
Exact Sciences Corp.(a)	2,951	277,099
Exelixis, Inc.(a)	33,491	640,013
Globus Medical, Inc., Class A(a)	6,726	400,466
Masimo Corp.(a)	3,660	602,253
Regeneron Pharmaceuticals, Inc.(a)	1,043	749,437
ResMed, Inc.	2,411	526,804

The accompanying notes are an integral part of these financial statements.

9

ERShares Entrepreneurs ETF

SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

	Shares	Fair Value
Common Stocks (Continued)
Health Care (Continued)
ShockWave Medical, Inc.(a)	1,323	$377,597
Teladoc Health, Inc.(a)	16,177	409,602
		5,278,393
Industrials — 2.78%
Cintas Corp.	1,440	715,795
Cognex Corp.	9,832	550,789
		1,266,584
Materials — 1.89%
Graphic Packaging Holding Co.	12,722	305,710
Steel Dynamics, Inc.	5,108	556,414
		862,124
REITs — 2.14%
Extra Space Storage, Inc.	3,262	485,549
Public Storage	1,676	489,191
		974,740
Technology — 44.17%
Apple, Inc.	1,526	295,998
Arista Networks, Inc.(a)	3,702	599,946
Bentley Systems, Inc.	13,808	748,808
Bill.com Holdings, Inc.(a)	2,420	282,777
Block, Inc., Class A(a)	5,401	359,545
Cloudflare, Inc., Class A(a)	3,349	218,924
CoStar Group, Inc.(a)	2,966	263,974
Crowdstrike Holdings, Inc., Class A(a)	4,089	600,551
Datadog, Inc., Class A(a)	8,835	869,187
Dropbox, Inc., Class A(a)	39,195	1,045,331
FleetCor Technologies, Inc.(a)	3,233	811,741
Fortinet, Inc.(a)	8,209	620,518
HubSpot, Inc.(a)	1,373	730,560
MongoDB, Inc.(a)	2,258	928,015
Monolithic Power Systems, Inc.	731	394,908
NVIDIA Corp.	1,944	822,351
Oracle Corp.	8,273	985,232
Palo Alto Networks, Inc.(a)	3,672	938,233
Paycom Software, Inc.	2,510	806,312
Pure Storage, Inc., Class A(a)	23,421	862,361
Salesforce.com, Inc.(a)	3,415	721,453
Snowflake, Inc.(a)	1,827	321,515
Synopsys, Inc.(a)	1,679	731,053
Twilio, Inc., Class A(a)	15,394	979,367

The accompanying notes are an integral part of these financial statements.

10

ERShares Entrepreneurs ETF

SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

	Shares	Fair Value
Common Stocks (Continued)
Technology (Continued)
UiPath, Inc., Class A(a)	16,532	$273,935
Unity Software, Inc.(a)	10,862	471,628
Veeva Systems, Inc., Class A(a)	4,208	832,048
VMware, Inc., Class A(a)	7,286	1,046,926
Wolfspeed, Inc.(a)	6,042	335,875
Workday, Inc., Class A(a)	1,668	376,785
Zoom Video Communications, Inc., Class A(a)	6,614	448,958
Zscaler, Inc.(a)	2,552	373,358
		20,098,173
Total Common Stocks (Cost $34,289,807)		42,348,667

Total Investments — 93.06% (Cost $34,289,807)		42,348,667
Other Assets in Excess of Liabilities — 6.94%		3,160,084
Net Assets — 100.00%		$45,508,751

(a)	Non-income producing security.

ADR - American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

11

ERShares NextGen Entrepreneurs ETF

SCHEDULE OF INVESTMENTS
June 30, 2023

	Shares	Fair Value
Common Stocks — 89.57%
Australia — 9.18%
Communications — 2.79%
carsales.com Ltd.	20,047	$320,533
SEEK Ltd.	18,274	266,915
		587,448
Consumer Discretionary — 1.57%
Flight Centre Travel Group Ltd.(a)	15,931	203,058
Harvey Norman Holdings Ltd.	55,661	129,444
		332,502
Health Care — 1.94%
Telix Pharmaceuticals Ltd.(a)	54,417	409,949

Materials — 0.63%
Fortescue Metals Group Ltd.	9,008	133,646

Technology — 2.25%
HUB24 Ltd.	14,315	244,686
WiseTech Global Ltd.	4,303	230,769
		475,455
Total Australia		1,939,000

Belgium — 1.34%
Health Care — 1.06%
Galapagos NV - ADR(a)	5,521	224,483

Technology — 0.28%
Materialise NV - ADR(a)	6,890	59,530

Total Belgium		284,013

Bermuda — 2.76%
Consumer Discretionary — 0.36%
Luk Fook Holdings International Ltd.	29,475	75,675

Financials — 1.22%
Enstar Group Ltd.(a)	1,055	257,673

Materials — 0.49%
Nine Dragons Paper Holdings Ltd.	166,068	102,533

The accompanying notes are an integral part of these financial statements.

12

ERShares NextGen Entrepreneurs ETF

SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

	Shares	Fair Value
Common Stocks (Continued)
Bermuda (Continued)
Technology — 0.69%
Skyworth Group Ltd.	330,000	$146,175

Total Bermuda		582,056

Canada — 13.16%
Consumer Discretionary — 2.15%
Aritzia, Inc.(a)	4,315	119,802
Gildan Activewear, Inc.	5,026	162,041
Linamar Corp.	2,390	125,604
Spin Master Corp.(a)	1,730	45,773
		453,220
Energy — 0.58%
Vermilion Energy, Inc.	9,829	122,371

Financials — 2.81%
Fairfax Financial Holdings Ltd.	422	316,099
First National Financial Corp.	5,511	157,959
Onex Corp.	2,147	118,587
		592,645
Industrials — 0.95%
GFL Environmental, Inc.	5,164	200,363

Materials — 1.93%
Cascades, Inc.	13,277	117,162
First Majestic Silver Corp.	5,736	32,431
First Quantum Minerals Ltd.	3,064	72,488
Ivanhoe Mines Ltd.(a)	5,848	53,415
Triple Flag Precious Metals Corp.	2,010	27,660
West Fraser Timber Co., Ltd.	1,238	106,443
		409,599
REITs — 3.82%
Allied Properties Real Estate Investment Trust	9,492	155,629
Colliers International Group, Inc.	1,055	103,590
FirstService Corp.	2,044	314,795
Tricon Residential, Inc.	26,243	231,382
		805,396
Technology — 0.92%
Nuvei Corp.(a)	6,575	194,357

Total Canada		2,777,951

The accompanying notes are an integral part of these financial statements.

13

ERShares NextGen Entrepreneurs ETF

SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

	Shares	Fair Value
Common Stocks (Continued)
Cayman Islands — 5.04%
Communications — 0.61%
Vnet Group, Inc. - ADR(a)	44,342	$128,592

Consumer Discretionary — 1.33%
NagaCorp Ltd.(a)	211,912	111,994
Yadea Group Holdings Ltd.	74,476	169,892
		281,886
Financials — 1.61%
FinVolution Group - ADR	35,345	162,587
Noah Holdings Ltd. - ADR	7,176	101,038
Value Partners Group Ltd.	239,163	75,617
		339,242
Materials — 0.41%
Lee & Man Paper Manufacturing Ltd.	260,226	86,630

Utilities — 1.08%
Tian Lun Gas Holdings Ltd.	323,507	227,877

Total Cayman Islands		1,064,227

China — 7.67%
Communications — 1.26%
Bilibili, Inc. - ADR(a)	10,120	152,812
Weimob, Inc.(a)	234,541	114,464
		267,276
Consumer Discretionary — 1.67%
JD.com, Inc. - ADR	3,003	102,492
NIU Technologies - ADR(a)	29,772	118,493
XPeng, Inc. - ADR(a)	9,775	131,181
		352,166
Energy — 2.56%
Daqo New Energy Corp. - ADR(a)	6,452	256,145
JinkoSolar Holding Co., Ltd. - ADR(a)	2,608	115,743
Tianneng Power International Ltd.	162,522	168,347
		540,235
Financials — 0.85%
Futu Holdings Ltd. - ADR(a)	4,503	178,949

Health Care — 0.74%
BeiGene Ltd. - ADR(a)	877	156,369

The accompanying notes are an integral part of these financial statements.

14

ERShares NextGen Entrepreneurs ETF

SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

	Shares	Fair Value
Common Stocks (Continued)
China (Continued)
Technology — 0.59%
Kingdee International Software Group Co., Ltd.(a)	92,694	$124,473

Total China		1,619,468

Denmark — 0.49%
Technology — 0.49%
Netcompany Group A/S(a)	2,515	104,201

Total Denmark		104,201

Germany — 0.23%
Energy — 0.23%
VERBIO Vereinigte BioEnergie AG	1,196	48,150

Total Germany		48,150

Ireland — 1.03%
Health Care — 1.03%
Jazz Pharmaceuticals PLC(a)	1,759	218,063

Total Ireland		218,063

Isle Of Man — 1.40%
Consumer Discretionary — 1.40%
Entain PLC	18,221	294,619

Total Isle Of Man		294,619

Israel — 4.88%
Communications — 1.28%
Fiverr International Ltd.(a)	4,031	104,846
Wix.com Ltd.(a)	2,115	165,478
		270,324
Energy — 0.82%
SolarEdge Technologies, Inc.(a)	646	173,806

Technology — 2.78%
AudioCodes Ltd.	15,644	142,830
Check Point Software Technologies Ltd.(a)	1,116	140,192
JFrog Ltd.(a)	5,793	160,466

The accompanying notes are an integral part of these financial statements.

15

ERShares NextGen Entrepreneurs ETF

SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

	Shares	Fair Value
Common Stocks (Continued)
Israel (Continued)
Technology (Continued)
Radware Ltd.(a)	7,351	$142,536
		586,024
Total Israel		1,030,154

Japan — 4.08%
Industrials — 0.81%
S-Pool, Inc.	28,569	105,120
VisasQ, Inc.(a)	6,686	65,900
		171,020
Technology — 3.27%
GMO Payment Gateway, Inc.	1,259	98,768
Rorze Corp.	4,642	378,528
SHIFT, Inc.(a)	1,165	213,581
		690,877
Total Japan		861,897

Jersey — 0.79%
Communications — 0.79%
Gambling.com Group Ltd.(a)	16,219	166,083

Total Jersey		166,083

Singapore — 2.81%
Consumer Discretionary — 0.81%
Best World International Ltd.(a)	126,205	171,156

Consumer Staples — 1.50%
Olam Group Ltd.	141,142	145,603
Wilmar International Ltd.	60,635	170,827
		316,430
Technology — 0.50%
UMS Holdings Ltd.	135,282	106,517

Total Singapore		594,103

Spain — 0.50%
Industrials — 0.50%
Sacyr S.A.	30,770	105,292

Total Spain		105,292

The accompanying notes are an integral part of these financial statements.

16

ERShares NextGen Entrepreneurs ETF

SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

	Shares	Fair Value
Common Stocks (Continued)
Sweden — 4.91%
Communications — 0.16%
Embracer Group A.B.(a)	13,574	$33,944

Consumer Discretionary — 0.94%
Evolution Gaming Group A.B.	1,567	198,570

Financials — 1.00%
Avanza Bank Holding A.B.	2,810	57,261
Nordnet A.B., Class A	11,537	154,565
		211,826
Health Care — 0.54%
Cellavision A.B.	6,727	114,456

Industrials — 1.42%
HMS Networks A.B.	4,568	223,671
Instalco A.B.	15,307	76,499
		300,170
REITs — 0.59%
Fabege A.B.	16,721	120,460
Neobo Fastigheter A.B.(a)	4,134	3,490
		123,950
Technology — 0.26%
Sinch A.B.(a)	24,104	54,428

Total Sweden		1,037,344

Switzerland — 2.52%
Health Care — 2.00%
CRISPR Therapeutics AG(a)	3,711	208,336
Medacta Group S.A.	1,574	214,365
		422,701
Technology — 0.52%
Sensirion Holding AG(a)	1,000	109,523

Total Switzerland		532,224

United Kingdom — 3.30%
Communications — 0.25%
Future PLC	4,021	34,441
S4 Capital PLC(a)	12,359	19,803
		54,244

The accompanying notes are an integral part of these financial statements.

17

ERShares NextGen Entrepreneurs ETF

SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

	Shares	Fair Value
Common Stocks (Continued)
United Kingdom (Continued)
Consumer Discretionary — 0.78%
Frasers Group PLC(a)	18,409	$164,315

Health Care — 0.78%
Hikma Pharmaceuticals PLC	6,852	164,886

Technology — 1.49%
Computacenter PLC	10,785	312,968

Total United Kingdom		696,413

United States — 22.85%
Communications — 1.83%
fuboTV, Inc.(a)	67,252	139,884
Playtika Holding Corp.(a)	21,289	246,953
		386,837
Consumer Discretionary — 0.23%
Skechers U.S.A., Inc., Class A(a)	917	48,289

Consumer Staples — 2.26%
e.l.f. Beauty, Inc.(a)	2,095	239,312
Inter Parfums, Inc.	1,753	237,058
		476,370
Energy — 1.57%
Ameresco, Inc., Class A(a)	2,857	138,936
Antero Resources Corp.(a)	5,504	126,757
Matador Resources Co.	1,255	65,662
		331,355
Financials — 0.54%
Palomar Holdings, Inc.(a)	1,973	114,513

Health Care — 4.09%
Amphastar Pharmaceuticals, Inc.(a)	4,682	269,075
Catalyst Pharmaceuticals, Inc.(a)	10,360	139,238
Merit Medical Systems, Inc.(a)	2,292	191,702
Select Medical Holdings Corp.	3,641	116,002
ShockWave Medical, Inc.(a)	516	147,272
		863,289
Industrials — 0.46%
Titan Machinery, Inc.(a)	3,318	97,881

The accompanying notes are an integral part of these financial statements.

18

ERShares NextGen Entrepreneurs ETF

SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

	Shares	Fair Value
Common Stocks (Continued)
United States (Continued)
Technology — 11.87%
Altair Engineering, Inc., Class A(a)	2,515	$190,737
Appfolio, Inc., Class A(a)	833	143,393
Box, Inc., Class A(a)	4,099	120,429
CS Disco, Inc.(a)	28,701	235,921
Dropbox, Inc., Class A(a)	4,021	107,240
ExlService Holdings, Inc.(a)	884	133,536
Fastly, Inc., Class A(a)	7,868	124,078
MaxLinear, Inc.(a)	4,594	144,987
PagerDuty, Inc.(a)	4,675	105,094
PubMatic, Inc.(a)	6,048	110,557
R1 RCM, Inc.(a)	10,041	185,256
Rapid7, Inc.(a)	2,911	131,810
Repay Holdings Corp.(a)	16,605	130,017
Simulations Plus, Inc.	3,341	144,766
Super Micro Computer, Inc.(a)	455	113,409
TaskUs, Inc.(a)	2,252	25,493
Tenable Holdings, Inc.(a)	1,114	48,515
TTEC Holdings, Inc.	1,228	41,556
Unity Software, Inc.(a)	3,543	153,837
Zscaler, Inc.(a)	802	117,333
		2,507,964
Total United States		4,826,498

Virgin Islands British — 0.63%
Consumer Staples — 0.63%
Nomad Foods Ltd.(a)	7,619	133,485

Total Virgin Islands British		133,485

Total Common Stocks (Cost $19,611,981)		18,915,241

Total Investments — 89.57% (Cost $19,611,981)		18,915,241
Other Assets in Excess of Liabilities — 10.43%		2,203,453
Net Assets — 100.00%		$21,118,694

(a)	Non-income producing security.

ADR - American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

19

EntrepreneurShares Series Trust

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2023

		ERShares
	ERShares	NextGen
	Entrepreneurs	Entrepreneurs
	ETF	ETF
Assets
Investments, at cost	$34,289,807	$19,611,981
Investments, at fair value	42,348,667	18,915,241
Cash	3,213,824	1,500,801
Foreign currencies, at value (cost $— and $682,341)	—	671,630
Dividends and interest receivable	12,563	33,589
Tax reclaims receivable	—	11,032
Total Assets	45,575,054	21,132,293

Liabilities
Unified fee	28,521	13,455
Foreign tax witholding	—	144
Payable for securities purchased	37,782	—
Total Liabilities	66,303	13,599
Net Assets	$45,508,751	$21,118,694

Net Assets consist of:
Paid-in capital	$64,124,039	$30,455,177
Accumulated deficit	(18,615,288)	(9,336,483)
Net Assets	$45,508,751	$21,118,694

Net Assets	$45,508,751	$21,118,694
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	3,725,000	1,650,000
Net asset value (offering and redemption price per share)	$12.22	$12.80

The accompanying notes are an integral part of these financial statements.

20

EntrepreneurShares Series Trust

STATEMENTS OF OPERATIONS
For the year ended June 30, 2023

		ERShares
	ERShares	NextGen
	Entrepreneurs	Entrepreneurs
	ETF	ETF
Investment Income
Dividend income (net of foreign taxes withheld of $397 and $36,564)	$103,983	$207,144
Interest income	63,030	55,548
Total investment income	167,013	262,692

Expenses
Unified fee	184,336	157,118
Total expenses	184,336	157,118
Net investment income (loss)	(17,323)	105,574

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized loss on:
Investments	(374,163)	(1,499,854)
Foreign currency transactions	—	(19,533)
Net realized loss	(374,163)	(1,519,387)

Change in unrealized appreciation on:
Investments	9,928,427	1,851,969
Foreign currency translations	—	14,213
Net change in unrealized appreciation	9,928,427	1,866,182
Net realized and change in unrealized gain on investments	9,554,264	346,795
Net increase in net assets resulting from operations	$9,536,941	$452,369

The accompanying notes are an integral part of these financial statements.

21

EntrepreneurShares Series Trust

STATEMENTS OF CHANGES IN NET ASSETS

			ERShares NextGen
	ERShares Entrepreneurs ETF		Entrepreneurs ETF
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,
	2023	2022	2023	2022
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$(17,323)	$(214,891)	$105,574	$76,718
Net realized loss on investments, in-kind redemptions and foreign currency transactions	(374,163)	(16,250,624)	(1,519,387)	(5,467,491)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	9,928,427	(20,307,560)	1,866,182	(8,151,242)
Net increase (decrease) in net assets resulting from operations	9,536,941	(36,773,075)	452,369	(13,542,015)

Distributions to Shareholders:
From earnings	—	(42,316,735)	—	(7,092,944)
Change in net assets from distributions	—	(42,316,735)	—	(7,092,944)

Capital Transactions:
Proceeds from shares issued	9,884,078	6,049,089	6	693,417
Cost of shares redeemed	(4,211,414)	(39,621,311)	(1,024,420)	(734,438)
Net increase (decrease) in net assets resulting from capital transactions	5,672,664	(33,572,222)	(1,024,414)	(41,021)
Total Increase (Decrease) in Net Assets	15,209,605	(112,662,032)	(572,045)	(20,675,980)

Net Assets
Beginning of year	30,299,146	142,961,178	21,690,739	42,366,719
End of year	$45,508,751	$30,299,146	$21,118,694	$21,690,739

Share Transactions
Issued	925,000	250,000	—	30,000
Redeemed	(400,000)	(2,475,000)	(80,000)	(50,000)
Net increase (decrease) in shares outstanding	525,000	(2,225,000)	(80,000)	(20,000)

The accompanying notes are an integral part of these financial statements.

22

ERShares Entrepreneurs ETF

FINANCIAL HIGHLIGHTS

(For a share outstanding during each year)

	For the	For the	For the		For the		For the
	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	June 30,	June 30,	June 30,		June 30,		June 30,
	2023	2022	2021		2020		2019
Selected Per Share Data:
Net asset value, beginning of year	$9.47	$26.35	$21.15		$17.49		$17.57

Investment operations:
Net investment income (loss)	— (a)	(0.13)	(0.11)		(0.01)		0.02
Net realized and unrealized gain (loss)	2.75	(8.03)	6.96		3.68		0.42
Total from investment operations	2.75	(8.16)	6.85		3.67		0.44

Less distributions to shareholders from:
Net investment income	—	(0.09)	—		(0.01)		(0.03)
Net realized gains	—	(8.63)	(1.65)		—		(0.49)
Total distributions	—	(8.72)	(1.65)		(0.01)		(0.52)

Net asset value, end of year	$12.22	$9.47	$26.35		$21.15		$17.49
Market price, end of year	$12.23	$9.43	$26.36		$21.15		$17.48

Total Return(b)	29.04%	(43.04)%	32.01%		21.03%		3.14%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$45,509	$30,299	$142,961		$116,341		$76,956
Ratio of Expenses to Average Net Assets(c)	0.54%	0.49%	0.49%		0.49%		0.49%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.05)%	(0.24)%	(0.41)%		(0.05)%		0.12%
Portfolio turnover rate	159%	312%	714	% (d)	130	% (e)	39%

(a)	Rounds to less than $0.005 per share.

(b)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, if any, and redemption on the last day of the year at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(c)	The Fund operates under a “Unified Fee” structure under which the Advisor pays substantially all of the expenses for the Fund. The Fund pays the Advisor the Unified Fee, an amount based on its average net assets, computed daily and paid monthly. The Fund pays the Advisor 0.75% of its net assets. Prior to May 1, 2023, the fund paid the Advisor 0.49% of its net assets.

(d)	The Fund has experienced an unusual interest rate environment combined with volatile markets resulting from inflationary concerns. These two factors posed potential adverse effects to the Fund. Thus, the portfolio manager engaged in temporary defensive positions as well as positioned the Fund to take the best advantage of the environment it was facing. These two actions, combined with a reversion of the defensive positions, resulted in an increased turnover for the Fund.

(e)	Given the abnormal market circumstances during the quarter ending June 30, 2020, as a result of the COVID-19 situation; the Fund had taken a temporary defensive approach. Implementing the temporary defensive measure resulted in the increase in portfolio turnover for the Fund. The Fund’s exposure to the Entrepreneur 30 Index had been reduced in line with the following guideline of the then current prospectus “Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies included in the Entrepreneur 30 Index.” The Fund no longer follows an index.

The accompanying notes are an integral part of these financial statements.

23

ERShares NextGen Entrepreneurs ETF

FINANCIAL HIGHLIGHTS

(For a share outstanding during each period)

	For the	For the	For the		For the	For the
	Year Ended	Year Ended	Year Ended		Year Ended	Period Ended
	June 30,	June 30,	June 30,		June 30,	June 30,
	2023	2022	2021		2020	2019(a)
Selected Per Share Data:
Net asset value, beginning of period	$12.54	$24.21	$16.83		$16.83	$15.00

Investment operations:
Net investment income (loss)	0.06	0.02	(0.01)		0.08	0.14
Net realized and unrealized gain (loss)	0.20	(7.71)	7.50		0.19	1.69	(b)
Total from investment operations	0.26	(7.69)	7.49		0.27	1.83

Less distributions to shareholders from:
Net investment income	—	(0.83)	(0.11)		(0.27)	—
Net realized gains	—	(3.15)	—		—	—
Total distributions	—	(3.98)	(0.11)		(0.27)	—

Net asset value, end of period	$12.80	$12.54	$24.21		$16.83	$16.83
Market price, end of period	$12.81	$12.49	$24.27		$16.79	$16.89

Total Return(c)	2.07%	(36.35)%	44.58%		1.55%	12.22	% (d)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$21,119	$21,691	$42,367		$26,926	$22,723
Ratio of Expenses to Average Net Assets(e)	0.75%	0.75%	0.75%		0.75%	0.75	% (f)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.50%	0.23%	(0.04)%		0.64%	3.99	% (f)
Portfolio turnover rate	61%	222%	316	% (g)	139%	138	% (d)

(a)	For the period December 26, 2018 (commencement of operations) to June 30, 2019.

(b)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period due to the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(d)	Not annualized.

(e)	The Fund operates under a “Unified Fee” structure under which the Advisor pays substantially all of the expenses for the Fund. The Fund pays the Advisor the Unified Fee, an amount based on its average net assets, computed daily and paid monthly. The Fund pays the Advisor 0.75% of its net assets.

(f)	Annualized.

(g)	The Fund has experienced an unusual interest rate environment combined with volatile markets resulting from inflationary concerns. These two factors posed potential adverse effects to the Fund. Thus, the portfolio manager engaged in temporary defensive positions as well as positioned the Fund to take the best advantage of the environment it was facing. These two actions, combined with a reversion of the defensive positions, resulted in an increased turnover for the Fund.

The accompanying notes are an integral part of these financial statements.

24

EntrepreneurShares Series Trust

NOTES TO FINANCIAL STATEMENTS
June 30, 2023

1.	ORGANIZATION

EntrepreneurShares Series Trust™ (the “Trust”) was organized on July 1, 2010 as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company and thus is determined to be an investment company for accounting purposes. The Trust is comprised of four funds and is authorized to issue an unlimited number of shares of beneficial interest for each Fund (“Shares”). The accompanying financial statements are those of the ERShares Entrepreneurs ETF (previously known as ERShares Entrepreneur 30 ETF) and the ERShares NextGen Entrepreneurs ETF (previously known as ERShares Non-US Small Cap ETF) (individually referred to as a “Fund” or collectively as the “Funds”). The Funds are exchange-traded funds. The investment objective of the Funds is to seek long- term capital appreciation. The Funds’ prospectus provides a description of each Fund’s investment objectives, policies, and strategies. The Funds are non-diversified and therefore may invest a greater percentage of their assets in fewer issuers than a diversified Fund. The assets of the Funds are segregated and a shareholder’s interest is limited to the Fund in which shares are held.

Shares of the Funds are listed and traded on the NYSE Arca, Inc. Market prices for the Shares may be different from their NAV. Each Fund issues and redeems Shares on a continuous basis at NAV only in large blocks of Shares, of at least 25,000 Shares for the Entrepreneurs ETF and 10,000 Shares for the NextGen ETF (“Creation Units”). Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, Shares generally trade in the secondary market at market prices that change throughout the day in amounts less than a Creation Unit.

Under the Trust’s organizational documents, its officers and Board of Trustees (the “Board”) are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust may enter into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“U.S. GAAP”). Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board

(“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies including Accounting Standards Update (“ASU”) 2013-08. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Investment Valuation

The Funds hold their investments at fair value. Fair value is defined as the price that would be expected to be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Security values are ordinarily obtained through the use of independent pricing services in accordance with procedures adopted by the Board. Pursuant to these procedures, the Funds may use a pricing service, bank, or broker-dealer experienced in such matters to value the Funds’ securities. When reliable market quotations are not readily available for any security, the fair value of that security will be determined by a committee established by the Board in accordance

25

EntrepreneurShares Series Trust

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2023

with procedures adopted by the Board. The fair valuation process is designed to value the subject security at the price the Funds would reasonably expect to receive upon its current sale. Additional consideration is given to securities that have experienced a decrease in the volume or level of activity or to circumstances that indicate that a transaction is not orderly.

Equity securities traded on a securities exchange are valued at the last reported sales price on the principal exchange. Equity securities quoted by Nasdaq are valued at the Nasdaq official closing price. If there is no reported sale on the principal exchange, and in the case of over-the-counter securities, equity securities are valued at a bid price estimated by the security pricing service. In each of these situations, securities are typically categorized as Level 1 and Level 2, respectively in the fair value hierarchy.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Funds’ net asset values are calculated. The Funds use fair value adjustment factors provided daily by an independent pricing vendor to value certain foreign equity securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE Arca. These securities are considered as Level 2 in the fair value hierarchy.

Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries, market maker prices are used since they are the most representative of the daily trading activity. In the case of certain foreign exchanges, the closing price reported by the exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price. Securities not traded on a particular day are valued at the mean between the last reported bid and asked quotes or the last sale price where appropriate; otherwise, fair value will be determined in accordance with fair value procedures approved by the Board.

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities at the close of each business day. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Funds may invest in American Depositary Receipts as well as other “hybrid” forms of depositary receipts, including Global Depositary Receipts. These depositary receipts are certificates evidencing ownership of shares of a foreign issuer, and serve as an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. Redeemable securities issued by open-end investment companies are valued at the last calculated net asset value, with the exception of securities issued by exchange-traded open-end investment companies, which are priced as equity securities as described above.

Income received by the Funds from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries, a portion of which may be reclaimable. The Funds may be subject to foreign taxes on capital gains on the sale of securities or foreign currency transactions. The Funds accrue foreign capital gains taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest. Such tax accrual is based in part on actual and estimated realized gains. Estimated realized gains are subject to change and such change could be material. However, management’s conclusions may be subject to future review and change based on changes in, or the interpretation of, the accounting standards or tax laws and regulations.

26

EntrepreneurShares Series Trust

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2023

The Trust has a three-tier fair value hierarchy that is dependent upon the various “inputs” used to determine the value of the Funds’ investments. The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical assets.

Level 2 –	Other observable pricing inputs at the measurement date (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Significant unobservable pricing inputs at the measurement date (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The following table provides the fair value measurement as of June 30, 2023, while the breakdown, by category, of common stocks is disclosed in the Schedule of Investments for each Fund.

Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
ERShares Entrepreneurs ETF*
Common Stocks	$42,348,667	$—	$—	$42,348,667
Total	$42,348,667	$—	$—	$42,348,667

ERShares NextGen Entrepreneurs ETF*
Common Stocks	$11,506,657	$7,408,584	$—	$18,915,241
Total	$11,506,657	$7,408,584	$—	$18,915,241

*	For further information regarding security characteristic, please see the Schedules of Investments.

The Funds did not hold any investments at the end of the reporting period in which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

Security Transactions and Related Income

Investment transactions are accounted for no later than the first calculation of the NAV on the business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on the trade date on the last business day of the reporting year. Securities gains and losses are calculated on the identified cost basis. Interest income and expenses are accrued daily. Dividends, less foreign tax withholding, are recorded on the ex-dividend date. Investment income from non-U.S. sources received by a Fund is generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties. The Funds may be subject to foreign taxes on gains in investments or currency repatriation. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

27

EntrepreneurShares Series Trust

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2023

Cash

Idle cash may be swept into various overnight demand deposits and is classified as cash or foreign currency on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts swept overnight are available on the next business day.

Dividends and Distributions to Shareholders

The Funds intend to distribute to their shareholders net investment income and net realized long or short-term capital gains, if any, at least annually. Distributions are recorded on the ex-dividend date. The amount of dividends from net investment income and net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., distributions and income received from pass-through investments), such amounts are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. Temporary differences are primarily due to return of capital from investments.

3.	INVESTMENT ADVISORY AND OTHER CONTRACTUAL SERVICES

Investment Advisory Fees

Capital Impact Advisors, LLC (the “Advisor”) a related party, serves as the Funds’ investment advisor pursuant to an Investment Advisory Agreement. Subject at all times to the supervision and approval of the Board, the Advisor is responsible for the overall management of the Trust. The Advisor has arranged for distribution, custody, fund administration, transfer agency and all other services necessary for the Funds to operate. The Advisor receives a fee for its services, a “Unified Fee”. The ERShares Entrepreneurs ETF pays 0.75% of the Fund’s average daily net assets, computed daily and paid monthly. Prior to May 1, 2023, the ERShares Entrepreneurs ETF paid 0.49% of the Fund’s average daily net assets, computed daily and paid monthly. The ERShares NextGen Entrepreneurs ETF pays 0.75% of the Fund’s average daily net assets, computed daily and paid monthly. Out of the Unified Fee, the Advisor is obligated to pay or arrange for the payment of substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, acquired fund fees and expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Funds’ business. The Advisor’s Unified Fee is designed to cause substantially all of the Funds’ expenses to be paid and to compensate the Advisor for providing services for the Funds.

At June 30, 2023, certain officers of the Trust are officers, directors and/or trustees of the Advisor. Certain officers of the Trust were also employees of the Advisor. These officers were not compensated directly by the Funds.

Each non-interested Trustee of the Trust receives compensation of $3,500 for attending each Board meeting, including special meetings, as well as an additional $1,000 for each audit commit meeting. The Funds also reimburse the non-interested Trustees for their reasonable travel expenses incurred in attending meetings of the Board. Trustee fees are allocated to the five funds in the Trust based on each fund’s relative net assets. Trustee fees for the Funds are paid by the Advisor out of the Unified Fee with respect to ERShares Entrepreneurs ETF and ERShares NextGen Entrepreneurs ETF.

28

EntrepreneurShares Series Trust

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2023

4.	INVESTMENT TRANSACTIONS

For the fiscal year ended June 30, 2023, purchases and sales of investment securities, other than in-kind transactions and short-term investments, were as follows:

	Purchases	Sales
ERShares Entrepreneurs ETF	$50,593,255	$50,813,898
ERShares NextGen Entrepreneurs ETF	11,626,068	12,243,354

For the fiscal year ended June 30, 2023, purchases and sales for in-kind transactions were as follows:

	Purchases	Sales
ERShares Entrepreneurs ETF	$9,720,948	$4,517,568
ERShares NextGen Entrepreneurs ETF	—	916,034

For the fiscal year ended June 30, 2023, the ERShares Entrepreneurs ETF and ERShares NextGen Entrepreneurs ETF had in-kind net realized gains of $1,054,779 and $26,956, respectively.

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended June 30, 2023.

5.	CAPITAL SHARE TRANSACTIONS

Shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in shares for each Fund are disclosed in detail on the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated basket of securities, which constitutes an optimized representation of the securities of that Fund’s specified universe, and an amount of cash. Investors purchasing and redeeming Creation Units may be charged a transaction fee to cover the transfer and other transactional costs the Funds incur to issue or redeem Creation Units. The standard transaction fee charge is $250. For the fiscal year ended June 30, 2023, the ERShares Entrepreneurs ETF and ERShares NextGen Entrepreneurs ETF received $750 and $500 in transaction fees, respectively. Transaction fees received by each Fund are included in the capital transactions presented on the Statements of Changes in Net Assets.

From time to time, settlement of securities related to subscriptions-in-kind or redemptions- in-kind may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities payable related to in-kind transactions” on the Statements of Assets and Liabilities.

During the fiscal year ended June 30, 2023, the Funds received securities in exchange for subscriptions of capital shares (subscriptions-in-kind) as follows:

	Shares	Fair Value
ERShares Entrepreneurs ETF	$140,128	$9,720,948
ERShares NextGen Entrepreneurs ETF	—	—

29

EntrepreneurShares Series Trust

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2023

6.	FEDERAL TAX INFORMATION

It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The Trust has evaluated tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether it is more-likely-than not (i.e., greater than 50-percent chance) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Tax positions taken in tax years remain subject to examination by tax authorities (generally three years plus the interim tax period since then for federal income tax purposes). The determination has been made that there are not any uncertain tax positions that would require the Funds to record a tax liability and, therefore, there is no impact to the Funds’ financial statements.

At June 30, 2023, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

		ERShares
	ERShares	NextGen
	Entrepreneurs	Entrepreneurs
	ETF	ETF
Gross unrealized appreciation	$4,676,130	$909,844
Gross unrealized depreciation	(242,268)	(2,915,327)
Net unrealized appreciation (depreciation) on investments	4,433,862	(2,005,483)
Tax cost of investments	$37,914,805	$20,920,724

The tax character of distributions paid for the fiscal years ended June 30, 2023 and June 30, 2022 were as follows:

	ERShares		ERShares NextGen
	Entrepreneurs ETF		Entrepreneurs ETF
	2023	2022	2023	2022
Distributions paid from:
Ordinary income(a)	$—	$19,781,233	$—	$3,813,825
Long-term capital gains	—	22,534,281	—	3,278,831
Tax return of capital	—	1,221	—	288
Total distributions paid	$—	$42,316,735	$—	$7,092,944

(a)	Short-term capital gain distributions are treated as ordinary income for tax purposes.

30

EntrepreneurShares Series Trust

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2023

At June 30, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

		ERShares
	ERShares	NextGen
	Entrepreneurs	Entrepreneurs
	ETF	ETF
Undistributed Ordinary Income	$—	$70,969
Accumulated Capital and Other Losses	(23,049,150)	(7,390,744)
Unrealized appreciation (depreciation) on investments	4,433,862	(2,016,708)
Total accumulated earnings	$(18,615,288)	$(9,336,483)

As of June 30, 2023, the ERShares Entrepreneurs ETF had short-term and long-term capital loss carryforwards available to offset future gains, not subject to expiration, in the amount of $21,320,285 and $1,694,181, respectively, and ERShares NextGen Entrepreneurs ETF had short-term and long-term carryforwards available to offset future gains, not subject to expiration, in the amount of $6,641,368 and $749,376, respectively.

Certain capital and qualified late year losses incurred after October 31 and within the current taxable year are deemed to arise on the first business day of the Funds’ following taxable year. For the fiscal year ended June 30, 2023, the ERShares Entrepreneurs ETF deferred post October capital and late year ordinary losses in the amount of $34,684.

As of June 30, 2023, the following reclassifications relating primarily to redemptions in-kind, net operating losses, distribution reclasses, and Passive Foreign Investment Companies have been made to increase (decrease) such accounts with offsetting adjustments as indicated:

		Accumulated
	Paid-In	Earnings
	Capital	(Deficit)
ERShares Entrepreneurs ETF	$(20,711)	$20,711
ERShares NextGen Entrepreneurs ETF	(88,420)	88,420

7.	INVESTMENT RISKS

ETF Risk

The NAV of a Fund can fluctuate up or down, and you could lose money investing in a Fund if the prices of the securities owned by the Fund decline. In addition, a Fund may be subject to the following risks: (1) the market price of a Fund’s shares may trade above or below its NAV; (2) an active trading market for a Fund’s shares may not develop or be maintained; or (3) trading of a Fund’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Sector Risk

If a Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other

31

EntrepreneurShares Series Trust

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2023

developments may negatively impact all companies in a particular sector, and therefore the value of the Fund’s portfolio will be adversely affected. As of June 30, 2023, the ERShares Entrepreneurs ETF had 44.17% of the value of its net assets invested in stocks within the Technology sector and the ERShares NextGen Entrepreneurs ETF had 25.91% of the value of its net assets invested in stocks within the Technology sector.

Market and Geopolitical Risk

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in a Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of a Fund’s portfolio. The current novel coronavirus (COVID- 19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment in a Fund. Therefore, the Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.

Foreign Securities Risk

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; imposition of additional taxes; trading, settlement, custodial and other operational risks; and risk arising from the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

8.	SUBSEQUENT EVENTS

Management of the Funds has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

32

EntrepreneurShares Series Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of ERShares Entrepreneurs ETF

and ERShares NextGen Entrepreneurs ETF

and Board of Trustees of EntrepreneurShares Series Trust™

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of ERShares Entrepreneurs ETF and ERShares NextGen Entrepreneurs ETF (the “Funds”), each a series of EntrepreneurShares Series Trust™, as of June 30, 2023, the related statements of operations and changes in net assets, the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2023, the results of their operations, the changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial statements and financial highlights for the years ended June 30, 2022, and prior, were audited by other auditors whose report dated August 29, 2022, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2023.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

August 29, 2023

33

EntrepreneurShares Series Trust

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Unaudited)

On March 9, 2023, BBD LLP (“BBD”) ceased to serve as the independent registered public accounting firm of the Funds. The Audit Committee of the Board of Trustees approved the replacement of BBD with Cohen & Company, Ltd. (“Cohen”) as a result of Cohen’s acquisition of BBD’s investment management audit practice. The report of BBD on the financial statements of the Funds for the two fiscal years ended June 30, 2022 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope or accounting principles. During the two fiscal years ended June 30, 2022, and during the subsequent interim period through March 9, 2023: (i) there were no disagreements between the registrant and BBD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BBD, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Funds for such year or interim period; and (ii) there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The Funds requested that BBD furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating that it agrees with the above statements. A copy of such letter is filed as an exhibit to Form N-CSR. On June 15, 2023, the Audit Committee of the Board of Trustees also recommended and approved the appointment of Cohen as the Funds’ independent registered public accounting firm for the fiscal year ending June 30, 2023.

During the two fiscal years ended June 30, 2022, and during the subsequent interim period through June 15, 2023, neither the Funds, nor anyone acting on its behalf, consulted with Cohen on behalf of the Funds regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Funds’ financial statements, or any matter that was either: (i) the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto; or (ii) “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

34

EntrepreneurShares Series Trust

SUMMARY OF FUND EXPENSES (Unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including commissions on trading, as applicable; and (2) ongoing costs, including advisory fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. The expense examples below are based on an investment of $1,000 invested on January 1, 2023 and held through the period ended June 30, 2023. Investors may pay brokerage commissions on their purchases and sales of exchange traded fund shares, which are not reflected in the example.

Actual Expenses

The first line of the table below for each Fund provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table for each class is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

		Beginning	Ending	Expenses	Annualized
		Account Value	Account Value	Paid During	Expense
		January 1, 2023	June 30, 2023	Period(a)	Ratio

ERShares Entrepreneurs ETF	Actual	$1,000.00	$1,370.00	$3.47	0.59%
	Hypothetical(b)	$1,000.00	$1,021.87	$2.96	0.59%
ERShares NextGen Entrepreneurs ETF	Actual	$1,000.00	$1,052.60	$3.82	0.75%
	Hypothetical(b)	$1,000.00	$1,021.08	$3.76	0.75%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

35

EntrepreneurShares Series Trust

AMENDED INVESTMENT ADVISORY AGREEMENT APPROVAL FOR ERSHARES ENTREPRENEURS ETF (Unaudited)

On March 15, 2023 all of the Trustees of EntrepreneurShares Series Trust (the “Trust”) met to discuss, among other things, the amendment of the investment advisory agreement for the ERShares Entrepreneurs ETF (the “Fund”). In preparation for the meeting, they reviewed materials addressing the review and consideration of the amended investment advisory agreement (the “New Investment Advisory Agreement”), which included a Gartenberg Memo to the Board of Trustees (the “Board”) from legal counsel, 15(c) analyses for the Fund, and the returns of the Fund and the Fund’s benchmark index provided in the Board materials. The Trustees also re-considered their prior deliberations made on August 24, 2022, when they approved the renewal of the current investment advisory agreement as well as deliberating upon updated and supplemental information. The summary below represents the collective recent and prior deliberations of the Board. Capital Impact Advisors, LLC (“Adviser”) is the investment adviser to the Fund. The Adviser is responsible for management of the investment portfolio of the Fund, and for overall management of the Fund’s business and affairs pursuant to the Advisory Agreement.

At the meeting, the Trustees had ample opportunity to consider matters they deemed relevant in considering the approval of the New Investment Advisory Agreement, and to request any additional information they considered reasonably necessary to their deliberations, without undue time constraints. The Board reviewed and discussed the written materials that were provided in advance of the meeting and deliberated on the approval of the New Investment Advisory Agreement with respect to the Fund. The Board members relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the New Investment Advisory Agreement with respect to the Fund and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all the information currently and previously provided, both in written and verbal form, and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the New Investment Advisory Agreement. The Trustees reviewed the quality of work and abilities of the Adviser. The Trustees concluded that the Adviser continues to have sufficient quality and depth of personnel, resources, overview experience, investment methods and compliance policies and procedures essential to performing its duties for the Fund.

Nature, Extent and Quality of Services. With respect to the nature, extent and quality of services to be provided or historically provided, the Trustees reviewed several documents provided by the Adviser. The Board reviewed updated and historical materials provided by the Adviser related to the proposed New Investment Advisory Agreement with respect to the Fund, including Form ADV and a description of the manner in which investment decisions were made and executed, a review of the qualifications of the personnel performing services for the Fund, including the individuals that primarily monitor and execute the investment process. The Board discussed the extent of the research capabilities, the quality of the compliance infrastructure and the experience of its investment advisory personnel. The Board noted that the Adviser was an experienced investment adviser with seasoned senior management and that the performance of the Fund was supported by the quality and experience of the staff. Additionally, the Board received satisfactory responses from the Adviser with respect to a series of important questions, including: whether the Adviser was involved in any lawsuits or pending regulatory actions; whether the advisory services provided to its other accounts would conflict with the advisory services provided to the Fund; whether there were procedures in place to adequately allocate trades among its respective clients; and whether the Adviser’s CCO had processes in place to review the portfolio manager’s performance of duties to ensure compliance under its compliance program. The Board reviewed the information provided on the practices for monitoring compliance with the Fund’s investment limitations and discussed the compliance programs with the CCO of the Trust. The Board noted that the CCO of the Trust continued to represent that the policies and procedures were reasonably designed to prevent violations of applicable federal securities laws. The Board also noted the Adviser’s representation that the prospectus and statement of additional information for the Fund accurately describe the investment strategies of the Fund. The Board then reviewed a description of the revenue of the Adviser based on representations made by the Adviser and concluded that the Adviser has sufficient financial

36

EntrepreneurShares Series Trust

AMENDED INVESTMENT ADVISORY AGREEMENT APPROVAL FOR ERSHARES ENTREPRENEURS ETF (Unaudited) (Continued)

resources in order to meet its obligations to the Fund. The Board concluded that the Adviser has sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the New Investment Advisory Agreement and that the nature, overall quality and extent of the advisory services to be provided by the Adviser are expected to be satisfactory.

Performance. The Trustees reviewed performance information over one-year, three-year, and five-year periods; as well as year-to-year. The Trustees also considered year-to-date performance which placed the fund at or near the top of the Morningstar Large Cap Growth category. The Trustees also gave weight to the Fund’s top quartile performance during 2020 as compared to the Morningstar Large Cap Growth category and generally middle of category performance during 2018 and 2019. The Trustee did observe that performance during 2021 and 2022 was disappointing. The Trustees also considered that one year performance was nearly equal to the category and only somewhat below the Russell 1000 Growth Index. Based on further discussions with the Adviser, the Trustees concluded that the Fund’s active style is intended to produce above market returns. They also noted that even in the Fund’s prior index-tracking configuration, the index was more akin to an actively managed style. The Trustees further noted that as an actively managed Fund, it is susceptible to periods of lagging performance. The Board further noted that performance lagged the comparative references over certain time periods, but that the strategy was long-term and that it seemed imprudent to suggest that the Adviser change course. In total, the Board found performance somewhat below expectations, but satisfactory when viewed from a long-term expectation basis.

Fees and Expenses. As to the costs of the services to be provided to the Fund by the Adviser, the Board discussed Morningstar’s classification of the Fund as within the Large Cap Growth ETF category. The Board also referred to the category analysis as of February 2023, noting the proposed increase in the management fee from 0.49% to 0.75% as compared to the reasonable range of fees in the category. The Trustees revisited the significant economic risk to the Adviser because the fee is structured as a unified fee under which the Adviser pays all the operating expenses of the Fund, with a few potential exceptions. The Trustees further observed that a fee of 0.75% would merely align the Fund with the category average of 0.74% and would be well below the category maximum of 1.41%. The Trustees noted that a fee of 0.75% would be no higher than any other funds advised by the Adviser or its affiliates. The Trustees conclude that the proposed fee was reasonable in light of the services to be provided and in light of category comparisons.

Profitability. The Board discussed projected management fee revenue at current and higher asset levels under the proposed fee increase. The Board also considered the Adviser’s description of broad estimates of Fund expenses that the Adviser will bear under the unitary fee arrangement as well as overhead costs of the Adviser. Based on these estimated costs the Board concluded that at current asset levels the Adviser’s pre-tax profit margin was likely to be modest and even at higher levels unlikely to exceed 50% and that such a profit margin would be a reasonable entrepreneurial type profit given the financial commitment of the Adviser to the Fund and as compared to industry surveys as well as certain court case holdings. The Board noted the Adviser and its affiliates do not receive any other compensation from the Fund. After further discussion, the Board determined the projected profitability of the Adviser from its relationship with the Fund was not excessive.

Economies of Scale. As to the extent to which the Fund will realize economies of scale, the Adviser reported $150 to $200 million to be the minimum asset level at which economies of scale might be reached. The Board discussed the Adviser’s expectations for growth of the Fund and concluded that any material economies of scale would not be achieved in the near term. The Trustees and the Adviser agreed to revisit economies of scale as assets of the Fund grow.

Conclusion. The Board weighed all of the factors presented to them in a so-called Gartenberg memo from counsel, the Morningstar analysis of returns and expense ratios, the returns of the benchmark index, profitability analysis, and discussions with the Adviser during the Board meeting to consider the approval of the New Investment Advisory Agreement. Without giving decisive weight to any one factor, the Board, including a majority of the Independent

37

EntrepreneurShares Series Trust

AMENDED INVESTMENT ADVISORY AGREEMENT APPROVAL FOR ERSHARES ENTREPRENEURS ETF (Unaudited) (Continued)

Trustees, determined the proposed management fee was fair and not unreasonable for the services to be provided and it was in the best interest of shareholders to approve the New Investment Advisory Agreement, subject to shareholder approval.

SHAREHOLDER ACTION BY WRITTEN CONSENT IN LIEU OF MEETING - ERSHARES ENTREPRENEURS ETF (THE “FUND”) (UNAUDITED)

As of the record day of March 15, 2023, a shareholder (Pentegra DB Plan for Financial Institutions) representing ownership of 2,672,207 shares (which was over 85% of the Fund’s shares) voted by written consent to approve an amended investment advisory agreement between Capital Impact Advisors, LLC, and EntrepreneurShares Series Trust on behalf of ERShares Entrepreneurs ETF. Because the affirmative vote of over 85% of the Fund’s shares constituted a majority of the outstanding voting securities of the Fund, no other shareholders were asked to vote, nor required to vote.

38

EntrepreneurShares Series Trust

ADDITIONAL INFORMATION (Unaudited)

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS SCHEDULES

The Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT (or any predecessor form). These filings are available on the SEC’s website at www.sec.gov. In addition, the Funds’ Form N-PORT is available without charge, upon request, by calling 1-877-271-8811.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the Funds’ proxy voting policies and procedures and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available without charge, upon request, by (1) calling 1-877-271-8811, or (2) on the SEC’s website at www.sec.gov.

HOUSEHOLDING

To reduce expenses, each Fund generally mails only one copy of its prospectus and each annual and semi-annual report to those addresses shared by two or more accounts and to shareholders that such Fund reasonably believes are from the same family and household. This is referred to as “householding.” If you wish to discontinue householding and would like to receive individual copies of these documents, please call us at 1-877-271-8811. Once a Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving requests. This policy does not apply to account statements.

39

EntrepreneurShares Series Trust

ADDITIONAL INFORMATION (Unaudited) (Continued)

ADDITIONAL DISCLOSURE REGARDING FUND TRUSTEES AND OFFICERS

As a Delaware statutory trust, the business and affairs of the Trust are managed by its officers under the direction of its Board of Trustees. The Global Fund, the US Small Cap Fund, the ERShares Entrepreneurs ETF and the ERShares NextGen Entrepreneurs ETF are the only funds in the “Fund Complex” as defined in the 1940 Act. The name, birth year and principal occupations during the past five years, and other information with respect to each of the Trustees and officers of the Trust is set forth below. Unless otherwise noted, each Trustee and officer has served in the indicated positions and directorships for at least the last five years. The address of each Trustee and officer is c/o the Trust at 175 Federal Street, Suite #875, Boston, MA 02110.

Name (Birth Year)	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Non-Interested Trustees
Charles Aggouras (1967)	Trustee	Since 2018	Real estate investment and development	4	None
George R. Berbeco (1944)	Trustee	Since 2010	Former President – Devon Group and General Partner – Devon Capital Partners, LP. (commodity trading) (2005 to 2009).	4	Director – Bay Colony Development Corporation.
Interested Trustees
Joel M. Shulman, CFA(2) (1955)	President, Treasurer and Trustee	Since 2010	Member and principal of EntrepreneurShares, LLC and Seaport Global Advisors, LLC since 2010; Member and founding partner of Capital Impact Advisors, LLC since 2013; Tenured professor at Babson College.	4	None
Officers
Mihai Prisacariu (1994)	Chief Compliance Officer	Since 2019	Began involvement with EntrepreneurShares in 2017. Pursued academic studies prior to 2017.	N/A	None
Eva Adosoglou (1989)	Chief Operations Officer	Since 2019	Chief Operating Officer EntrepreneurShares Series Trust since 2019; Innovative Manager – Wirecard from 2018-2019; Portfolio Manager – Cox Automative, Inc. from 2016-2018; Financial Analyst – PWC from 2013-2016.	N/A	None

(1)	Each Trustee serves an indefinite term until the election of a successor. Each officer serves an indefinite term, renewed annually, until the election of a successor.

(2)	Dr. Shulman is considered an interested Trustee within the meaning of the 1940 Act because of his affiliation with the Advisors and Sub-Advisor.

The Statement of Additional Information includes additional information about the Funds’ Trustees and is available free of charge, upon request by calling the Funds toll free at 1-877-271-8811 or by visiting the SEC’s website (www.sec.gov).

40

EntrepreneurShares Series Trust

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended. The program is reasonably designed to assess and manage each Fund’s liquidity risk, taking into consideration, among other factors, each Fund’s investment strategies and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the 6 months ended June 30, 2023, the Board and the Trust’s Liquidity Risk Management Program Administrator (the “LPA”) reviewed each Fund’s investments and determined that each Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Board and LPA concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

41

EntrepreneurShares Series Trust

PRIVACY POLICY (Unaudited)

As part of the EntrepreneurShares fund family long tradition of trust, the confidentiality of personal information is paramount. We maintain high standards to safeguard your personal information. We will remain vigilant and professional in protecting that information and in using it in a fair and lawful manner. As part of this commitment to fulfilling your trust we have formulated this Privacy Policy.

Safeguarding Customer Information and Documents

To conduct regular business, we may collect nonpublic personal information from sources such as:

●	Account Applications and other forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerances;

●	Account History, including information about the transactions and balances in a customer’s account; and

●	Correspondence, written, telephonic, or electronic between a customer and Seaport Global Advisors, LLC; Capital Impact Advisors, LLC; EntrepreneurShares, LLC, and/or any EntrepreneurShares Mutual Fund or Exchange-Traded Fund product; such as, ERShares Global Fund, ERShares US Small Cap, ERShares Entrepreneurs ETF, ERShares NextGen Entrepreneurs ETF, or service providers to Seaport Global Advisors, Capital Impact, EntrepreneurShares, and/or EntrepreneurShares’ Funds.

To conduct regular business, we collect non-public customer data in checklists, forms, in written notations, and in documentation provided to us by our customers for evaluation, registration, licensing or related consulting services. We also create internal lists of such data.

EntrepreneurShares will internally safeguard your nonpublic personal information by restricting access to only those employees who provide products or services to you or those who need access to your information to service your account. In addition, we will maintain physical, electronic and procedural safeguards that meet federal and/or state standards to guard your nonpublic personal information. Failure to observe EntrepreneurShares’ procedures regarding customer and consumer privacy will result in discipline and may lead to termination.

Sharing Nonpublic Personal and Financial Information

As the Firm shares nonpublic information solely to service our client accounts, we do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law or otherwise disclosed herein.

EntrepreneurShares is committed to the privacy and protection of our customers’ personal and financial information. We will not share any such information with any affiliated or nonaffiliated third party except:

●	When necessary to complete transactions in a customer account, such as clearing firm.

●	When required to service and/or maintain your account.

●	In order to resolve a customer dispute or inquiry.

●	With persons acting in a fiduciary or representative capacity on behalf of the customer.

●	With rating agencies, persons assessing compliance with industry standards, or to the attorneys, accountants and auditors of the firm.

●	In connection with any sale and / or merger of EntrepreneurShares’ business.

●	To prevent or protect against actual or potential fraud, identity theft, unauthorized transactions, claims or other liability.

●	To comply with all federal, state or local laws, rules, statutes and other applicable legal requirements.

42

EntrepreneurShares Series Trust

PRIVACY POLICY (Unaudited) (Continued)

●	In connection with a written agreement to provide advisory services or investment management when the information is released solely for the purpose of providing products or services covered by pursuant to the EntrepreneurShares’ Wrap Fee Program.

●	Upon the customer’s specific instruction, consent or request.

Note: When we share your nonpublic information with any third party for the reasons listed above, we make certain that there are written restrictions in place regarding the use and/or disclosure of said information.

Opt-Out Provisions

It is not a policy of EntrepreneurShares to share nonpublic personal and financial information with affiliated or unaffiliated third parties except under the circumstances noted above. Since sharing under the circumstances noted above is necessary to service customer accounts or is mandated by law, there are no allowances made for clients to opt out.

43

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Advisor
Capital Impact Advisors, LLC
175 Federal Street, Suite 875
Boston, MA 02110

Independent Registered Public Accounting Firm
Cohen & Company, Ltd
1835 Market Street, Suite 310
Philadelphia, PA 19103

Custodian and Transfer Agent
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110

Distributor
Vigilant Distributors, LLC
223 Wilmington West Chester Pike, Suite 216
Chadds Ford, PA 19317

Administrator, Accountant and Dividend Disbursing Agent
Ultimus Fund Solutions, LLC
225 Pictoria Drive,
Cincinnati, OH 45246

Counsel
Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, OH 43215

This report should be accompanied or preceded by a prospectus.

ERShares ETF-AR-23

(b) Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)       The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2023: $44,000

Fiscal year ended 2022: $56,000

(b) Audit-Related Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2023: $0

Fiscal year ended 2022: $0

(c) Tax Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2023: $12,000

Fiscal year ended 2022: $15,000

Fees for 2023 and 2022 related to the review of the registrant's tax returns. Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2023: $0

Fiscal year ended 2022: $0

Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X

Pre-Approval of Audit and Permitted Non-Audit Services Provided to the Company

Pre-Approval Requirements. The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditor, including the fees therefor. The Committee may delegate to one or more of its members the authority to grant pre-approvals. In connection with such delegation, the Committee shall establish pre-approval policies and procedures, including the requirement that the decisions of any member to whom authority is delegated under this section (B) shall be presented to the full Committee at each of its scheduled meetings.

De Minimis Exception to Pre-Approval: Pre-approval for a permitted non-audit service shall not be required if:

a.	the aggregate amount of all such non-audit services is not more than 5% of the total revenues paid by the Company to the Auditor in the fiscal year in which the non-audit services are provided;

b.	such services were not recognized by the Company at the time of the engagement to be non-audit services; and

c.	such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

Additionally, the Committee shall pre-approve the Auditor’s engagements for non-audit services with the Adviser and any affiliate of the Adviser that provides ongoing services to the Company in accordance with the foregoing, if the engagement relates directly to the operations and financial reporting of the Company, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the Auditor by the Company, the Adviser and any affiliate of the Adviser that provides ongoing services to the Company during the fiscal year in which the services are provided that would have to be pre-approved by the Committee pursuant to this paragraph (without regard to this exception).

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal years ended June 30, 2020 and June 30, 2021 are $0 and $0, respectively

(h) The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not Applicable.

(j) Not Applicable.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately designated standing audit committee in accordance with Section 3(a)(58)(A) of the Exchange Act. All of the Board’s independent Trustees, Charles Aggouras and George R. Berbeco, are members of the Audit Committee.

Item 6. Schedule of Investments.

(a) Not applicable.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics is filed herewith.

(a)(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(a)(3)	Not applicable to Registrant.

(a)(4)	Change in the registrant’s independent public accountant: Attached hereto

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) EntreprenuerShares Series Trust

By (Signature and Title) _ /s/ Joel M. Shulman__________ ___ _________________

Dr. Joel M. Shulman, Principal Executive Officer and Principal Financial Officer

Date_9/7/2023__ ____

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) _ /s/ Joel M. Shulman__ ______ _____________________

Dr. Joel M. Shulman, Principal Executive Officer and Principal Financial Officer

Date_9/7/2023__ ________